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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                          Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2009 through October 31, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer High
Yield Fund
--------------------------------------------------------------------------------
Annual Report | October 31, 2010
--------------------------------------------------------------------------------



Ticker Symbols:
Class A   TAHYX
Class B   TBHYX
Class C   PYICX
Class R   TYHRX
Class Y   TYHYX
Class Z   TAHZX



[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              7

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          48

Notes to Financial Statements                                                 58

Report of Independent Registered Public Accounting Firm                       68

Trustees, Officers and Service Providers                                      70


                         Pioneer High Yield Fund | Annual Report | 10/31/10    1

President's Letter

Dear Shareowner,

Through the first nine months of 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remains a problem. Wary investors, concerned about risk, gravitated towards cash and bonds. We remain generally optimistic about the prospects for economic recovery, although it may occur more slowly than many would like.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. This strategy has generally performed well for many investors. Bond markets certainly rewarded investors in the first nine months of 2010. While the equity markets barely budged, equities at the end of September 2010 were inexpensive relative to bonds, compared with historic levels, and represented potentially good value for long-term investors.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2    Pioneer High Yield Fund | Annual Report | 10/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                         Pioneer High Yield Fund | Annual Report | 10/31/10    3

Portfolio Management Discussion | 10/31/10

High-yield bonds posted impressive returns during the 12 months ended October 31, 2010, continuing a strong run that commenced early in 2009. In the following interview, portfolio managers Tracy Wright and Andrew Feltus discuss what factors drove the high-yield market and those that influenced the performance of Pioneer High Yield Fund over the 12-month period. Mr. Feltus, senior vice president, and Ms. Wright, vice president, are responsible for the day-to-day management of the Fund's portfolio and are supported by Pioneer's fixed-income team.

Q  How did the Fund perform during the 12 months ended October 31, 2010?

A Pioneer High Yield Fund Class A shares returned 19.66% at net asset value over the 12 months ended October 31, 2010, while the Fund's benchmarks, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index, the BofA ML All Convertibles Speculative Quality Index, and the BofA ML Index of Convertible Bonds (Speculative Quality), returned 19.26%, 26.40%, and 25.22%, respectively. Over the same period, the average return of the 483 mutual funds in Lipper's High Current Yield Funds category was 17.82%.

Q What was the investment backdrop like for high-yield bonds over the 12 months ended October 31, 2010?

A The high-yield asset class was helped by the Federal Reserve Board's (the Fed's) extremely accommodative monetary policy, which kept interest rates very low over the 12-month period. The demand for fixed-income investments outpaced demand for equities, and the lack of attractive yields in almost every other area of the fixed-income markets helped drive investors into the high-yield areas. Even though yields within the asset class were low due to the influence of low yields for comparable 10-year Treasury bonds, yield spreads -- the difference between yields offered by high-yield bonds over comparable Treasuries -- remained attractive. Default rates continued to decline and were projected to be about 2% this calendar year (2010) and next (2011). Many companies issuing high-yield debt also benefited from better-than-expected earnings, very strong cash flows, cleaned-up balance sheets with lower leverage, and refinancing activity that pushed maturities further into the future.

Q What factors influenced the Fund's performance over the 12 months ended October 31, 2010?

A Relative to the BofA ML High Yield Master II Index (the Fund's primary comparison index), the Fund benefited from strong security selection


4    Pioneer High Yield Fund | Annual Report | 10/31/10
   within its portfolio's fixed-income allocation. At the industry level, overweighting real estate and underweighting utilities and health care also helped Fund performance. On the down side, the Fund lost ground due to an overweighting in capital goods, along with underweightings in banking and financial services. In terms of credit quality, our underweighting in lower-rated CCC bonds detracted from Fund performance, as those more-speculative issues outperformed. Looking at asset classes, the Fund's convertible security allocation helped performance. Holding bank loans and equities in the Fund's portfolio hurt performance, as those segments of the market underperformed high yield. Strong individual stock selection, however, helped offset the overall negative influence of holding equities.

Q What was your investment strategy for the Fund during the 12 months ended October 31, 2010?

A Given the Fed's extremely accommodative stance, we felt comfortable becoming more aggressive with the Fund's investments in common stocks and convertible bonds. We also continued to overweight the Fund to late-economic-cycle industries such as capital goods, because we believed market liquidity, improved earnings and better outlooks would eventually lead to increased capital spending.

Q Which Fund holdings contributed the most to performance relative to the BofA ML High Yield Master II Index during the 12 months ended October 31, 2010, and which holdings detracted the most?

A Bonds issued by real estate operating company Forest City Enterprises performed well during the 12-month period, due to the company's much-improved liquidity outlook. The convertible securities of industrial distributor
   WESCO also contributed to Fund performance, as did investments in the common stock of BE Aerospace and chemicals manufacturer Georgia Gulf, which rose due to an improved earnings outlook.

   Detractors from the Fund's relative performance included the common stock of drilling company Hercules Offshore, which was hurt by the disaster in the Gulf of Mexico, where the firm operates. Bonds issued by leisure/ casino firm Mashantucket Pequot (Foxwoods) declined on concerns about the company's solvency. The common stock of Scientific Games also lagged, due to the slower-than-expected adoption of lottery tickets in China. The convertible securities the Fund held in medical diagnostics provider Alere also dampened relative performance.

Q  What's your outlook?

A We believe the U.S. will achieve gross domestic product (GDP) growth of approximately 2% to 3% in 2010, led by the corporate sector. At the margin, we feel U.S. GDP growth will be somewhat lower than we had expected at the beginning of 2010 amid reduced global growth expectations, which


                         Pioneer High Yield Fund | Annual Report | 10/31/10    5
   reflect tighter monetary policy from several emerging market countries as well as deficit-reduction measures among the highly indebted Eurozone members. We do not believe that inflation is an immediate concern, but feel it could pose a significant intermediate threat if monetary and fiscal stimulus and the deteriorating government debt situation are not managed effectively. With its new $600 billion Treasury purchase program, the Fed faces even greater inflation challenges in the intermediate term. With expected slow growth and continued high levels of unemployment in the U.S., we believe the Fed likely will maintain the current low-rate environment into 2011.

   We continue to see value in high yield, given attractive spreads and the generally strong financial position of corporations, as well as low default expectations for the coming year. We continue to add to the Fund's equity-sensitive convertible bond positions, believing the stock market will benefit from attractive valuations and respond positively to the Fed's quantitative easing. As always, we will focus on security selection, which we feel will represent the primary means for outperformance going forward, given a more normalized market environment relative to the past three years.

Please refer to the Schedule of Investments on pages 18-47 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations. These risks may increase share price volatility. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


6    Pioneer High Yield Fund | Annual Report | 10/31/10

Portfolio Summary | 10/31/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                        48.8%
Convertible Corporate Bonds                                                 18.2%
U.S. Common Stocks                                                          15.2%
Senior Secured Loans                                                         7.1%
Temporary Cash Investments                                                   6.3%
Preferred Stocks                                                             4.2%
Asset Backed Securities                                                      0.1%
Collateralized Mortgage Obligations                                          0.1%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Industrials                                                                19.01%
Energy                                                                     13.32%
Consumer Discretionary                                                     13.21%
Health Care                                                                12.21%
Materials                                                                  12.14%
Financials                                                                 11.80%
Information Technology                                                      5.96%
Telecommunication Services                                                  5.47%
Consumer Staples                                                            3.66%
Utilities                                                                   3.18%
Government                                                                  0.04%


                         Pioneer High Yield Fund | Annual Report | 10/31/10    7

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term securities; based on S&P ratings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                         0.04%
BBB                                                                         1.98%
BB                                                                         24.61%
B                                                                          49.43%
CCC                                                                        13.75%
Not Rated                                                                   7.47%
Cash Equivalents                                                            2.72%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

 1.  Forest City Enterprises, Inc., 6.50%, 2/1/17                           2.39%
--------------------------------------------------------------------------------
 2.  Tesoro Corp., 6.625%, 11/1/15                                          2.03
--------------------------------------------------------------------------------
 3.  WESCO International, Inc., 6.0%, 9/15/29                               2.02
--------------------------------------------------------------------------------
 4.  Forest City Enterprises, Inc., 7.0%, 2/31/49                           1.89
--------------------------------------------------------------------------------
 5.  Nova Chemicals Corp., 7.875%, 9/15/25                                  1.83
--------------------------------------------------------------------------------
 6.  WESCO Distribution, Inc., 7.5%, 10/15/17                               1.16
--------------------------------------------------------------------------------
 7.  Anixter International, Inc., 5.95%, 3/1/15                             1.13
--------------------------------------------------------------------------------
 8.  Roper Industries, Inc., 1.4813%, 1/15/34                               1.06
--------------------------------------------------------------------------------
 9.  Ford Motor Co., 4.25%, 11/15/16                                        1.04
--------------------------------------------------------------------------------
10.  Alliance One International Inc., 10.0%, 7/15/16                        1.04
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different investments. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer High Yield Fund | Annual Report | 10/31/10

Prices and Distributions | 10/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class                     10/31/10                   10/31/09
       A                       $  9.88                     $ 8.69
--------------------------------------------------------------------------------
       B                       $  9.95                     $ 8.74
--------------------------------------------------------------------------------
       C                       $ 10.04                     $ 8.83
--------------------------------------------------------------------------------
       R                       $ 11.03                     $ 9.70
--------------------------------------------------------------------------------
       Y                       $  9.88                     $ 8.69
--------------------------------------------------------------------------------
       Z                       $  9.86                     $ 8.65
--------------------------------------------------------------------------------

Distributions per Share: 11/1/09-4/30/10
--------------------------------------------------------------------------------

                     Net Investment          Short-Term            Long-Term
     Class              Income              Capital Gains         Capital Gains
       A               $ 0.4740                 $ --                  $ --
--------------------------------------------------------------------------------
       B               $ 0.3996                 $ --                  $ --
--------------------------------------------------------------------------------
       C               $ 0.4120                 $ --                  $ --
--------------------------------------------------------------------------------
       R               $ 0.4984                 $ --                  $ --
--------------------------------------------------------------------------------
       Y               $ 0.5127                 $ --                  $ --
--------------------------------------------------------------------------------
       Z               $ 0.5012                 $ --                  $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. The Bank of America (BofA) Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality) is a commonly accepted measure of the performance of speculative grade convertible bond securities. The Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities, was added as a benchmark for Pioneer High Yield Fund. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.

The indexes defined here pertain to the "Value of $10,000 Investment" and the "Value of $5 Million Investment" charts on pages 10-15.


                         Pioneer High Yield Fund | Annual Report | 10/31/10    9

Performance Update | 10/31/10                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund at public offering price, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BofA) Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality), and the Bank of America (BofA) Merrill Lynch (ML) All Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2010)
-------------------------------------------------------------------
                                        Net             Public
                                        Asset Value     Offering
Period                                  (NAV)           Price (POP)
-------------------------------------------------------------------
 10 Years                                7.90%           7.41%
 5 Years                                 6.79            5.80
 1 Year                                 19.66           14.27
-------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2010)
-------------------------------------------------------------------
                                        Gross          Net
-------------------------------------------------------------------
                                         1.25%           1.25%
-------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                                        BofA ML Index of
                  Pioneer High      BofA ML All Convertibles    BofA ML High Yield      Convertible Bonds
                   Yield Fund      Speculative Quality Index     Master II Index    (Speculative Quality) Index
10/00                9550                   10000                    10000                   10000
                     9967                    7284                    10005                    6805
10/02                9626                    7091                     9352                    6625
                    13171                   10130                    12447                    9464
10/04               14221                   11025                    13959                   10301
                    14717                   11277                    14512                   10536
10/06               16185                   13086                    16012                   12226
                    18304                   14661                    17108                   13697
10/08               12396                    8336                    12572                    7788
                    17081                   12000                    18705                   11211
10/10               20439                   15026                    22308                   14039



Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer High Yield Fund | Annual Report | 10/31/10

Performance Update | 10/31/10                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BofA) Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality), and the Bank of America (BofA) Merrill Lynch (ML) All Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2010)
---------------------------------------------------------------
                                        If             If
Period                                  Held           Redeemed
---------------------------------------------------------------
 10 Years                                7.12%          7.12%
 5 Years                                 6.06           6.06
 1 Year                                 18.83          14.83
---------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2010)
---------------------------------------------------------------
                                        Gross          Net
---------------------------------------------------------------
                                         2.04%          2.04%
---------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                                        BofA ML Index of
                  Pioneer High      BofA ML All Convertibles    BofA ML High Yield      Convertible Bonds
                   Yield Fund      Speculative Quality Index     Master II Index    (Speculative Quality) Index
10/00               10000                   10000                    10000                   10000
                    10345                    7284                    10005                    6805
10/02                9910                    7091                     9352                    6625
                    13473                   10130                    12447                    9464
10/04               14446                   11025                    13959                   10301
                    14823                   11277                    14512                   10536
10/06               16194                   13086                    16012                   12226
                    18175                   14661                    17108                   13697
10/08               12228                    8336                    12572                    7788
                    16740                   12000                    18705                   11211
10/10               19892                   15026                    22308                   14039



Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    11

Performance Update | 10/31/10                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BofA) Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality), and the Bank of America (BofA) Merrill Lynch (ML) All Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2010)
---------------------------------------------------------------
                                        If             If
Period                                  Held           Redeemed
---------------------------------------------------------------
 10 Years                                7.12%          7.12%
 5 Years                                 6.07           6.07
 1 Year                                 18.79          18.79
---------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2010)
---------------------------------------------------------------
                                        Gross          Net
---------------------------------------------------------------
                                         1.98%          1.98%
---------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                                        BofA ML Index of
                  Pioneer High      BofA ML All Convertibles    BofA ML High Yield      Convertible Bonds
                   Yield Fund      Speculative Quality Index     Master II Index    (Speculative Quality) Index
10/00                10000                  10000                    10000                   10000
                     10350                   7284                    10005                    6805
10/02                 9919                   7091                     9352                    6625
                     13466                  10130                    12447                    9464
10/04                14437                  11025                    13959                   10301
                     14819                  11277                    14512                   10536
10/06                16186                  13086                    16012                   12226
                     18186                  14661                    17108                   13697
10/08                12225                   8336                    12572                    7788
                     16750                  12000                    18705                   11211
10/10                19897                  15026                    22308                   14039



Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer High Yield Fund | Annual Report | 10/31/10

Performance Update | 10/31/10                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BofA) Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality), and the Bank of America (BofA) Merrill Lynch (ML) All Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2010)
---------------------------------------------------------------
                                        If             If
Period                                  Held           Redeemed
---------------------------------------------------------------
 10 Years                                7.63%          7.63%
 5 Years                                 6.57           6.57
 1 Year                                 19.32          19.32
---------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2010)
---------------------------------------------------------------
                                        Gross          Net
---------------------------------------------------------------
                                         1.47%          1.47%
---------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                                        BofA ML Index of
                  Pioneer High      BofA ML All Convertibles    BofA ML High Yield      Convertible Bonds
                   Yield Fund      Speculative Quality Index     Master II Index    (Speculative Quality) Index
10/00               10000                   10000                    10000                   10000
                    10381                    7284                    10005                    6805
10/02                9975                    7091                     9352                    6625
                    13630                   10130                    12447                    9464
10/04               14728                   11025                    13959                   10301
                    15177                   11277                    14512                   10536
10/06               16645                   13086                    16012                   12226
                    18768                   14661                    17108                   13697
10/08               12695                    8336                    12572                    7788
                    17485                   12000                    18705                   11211
10/10               20863                   15026                    22308                   14039



Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning on April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    13

Performance Update | 10/31/10                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BofA) Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality), and the Bank of America (BofA) Merrill Lynch (ML) All Convertibles Speculative Quality Index.


Average Annual Total Returns
(As of October 31, 2010)
---------------------------------------------------------------
                                        If             If
Period                                  Held           Redeemed
---------------------------------------------------------------
 10 Years                                8.31%          8.31%
 5 Years                                 7.31           7.31
 1 Year                                 20.16          20.16
---------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2010)
---------------------------------------------------------------
                                        Gross          Net
---------------------------------------------------------------
                                         0.78%          0.78%
---------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5,000,000 Investment

                                                                                        BofA ML Index of
                  Pioneer High      BofA ML All Convertibles    BofA ML High Yield      Convertible Bonds
                   Yield Fund      Speculative Quality Index     Master II Index    (Speculative Quality) Index
10/00               5,000,000              5,000,000                 5,000,000              5,000,000
10/01               5,214,132              3,641,976                 5,002,717              3,402,627
10/02               5,050,316              3,545,744                 4,675,849              3,312,720
10/03               6,932,164              5,065,045                 6,223,678              4,732,174
10/04               7,512,251              5,512,689                 6,979,477              5,150,399
10/05               7,806,899              5,638,712                 7,255,806              5,268,140
10/06               8,620,806              6,543,092                 8,005,986              6,113,084
10/07               9,782,756              7,330,257                 8,554,134              6,848,517
10/08               6,672,537              4,168,131                 6,285,826              3,894,203
10/09               9,247,195              5,999,850                 9,352,480              5,605,543
10/10              11,111,137              7,513,065                11,153,990              7,019,310

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14    Pioneer High Yield Fund | Annual Report | 10/31/10

Performance Update | 10/31/10                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BofA) Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality), and the Bank of America (BofA) Merrill Lynch (ML) All Convertibles Speculative Quality Index.


Average Annual Total Returns
(As of October 31, 2010)
---------------------------------------------------------------
                                        If             If
Period                                  Held           Redeemed
---------------------------------------------------------------
 10 Years                                8.03%          8.03%
 5 Years                                 7.05           7.05
 1 Year                                 20.35          20.35
---------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2010)
---------------------------------------------------------------
                                        Gross          Net
---------------------------------------------------------------
                                         0.98%          0.85%
---------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                                        BofA ML Index of
                  Pioneer High      BofA ML All Convertibles    BofA ML High Yield      Convertible Bonds
                   Yield Fund      Speculative Quality Index     Master II Index    (Speculative Quality) Index
10/00               10000                   10000                    10000                   10000
                    10432                    7284                    10005                    6805
10/02               10075                    7091                     9352                    6625
                    13786                   10130                    12447                    9464
10/04               14885                   11025                    13959                   10301
                    15404                   11277                    14512                   10536
10/06               16941                   13086                    16012                   12226
                    19179                   14661                    17108                   13697
10/08               13089                    8336                    12572                    7788
                    17994                   12000                    18705                   11211
10/10               21655                   15026                    22308                   14039

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares for periods prior to their inception on July 6, 2007 would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2012, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from May 1, 2010 through October 31, 2010.

---------------------------------------------------------------------------------------------------------------------
 Share Class                    A               B               C               R               Y               Z
---------------------------------------------------------------------------------------------------------------------
 Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 5/1/10
---------------------------------------------------------------------------------------------------------------------
 Ending Account Value       $1,046.89       $1,044.66       $1,043.85       $1,045.75       $1,050.17       $1,052.93
 (after expenses)
 on 10/31/10
---------------------------------------------------------------------------------------------------------------------
 Expenses Paid                  $6.09          $10.10           $9.69           $7.68           $4.08           $4.40
 During Period*
---------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.18%, 1.96%, 1.88%, 1.49%, 0.79% and 0.85% for class A, B, C, R, Y and Z, shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).


16    Pioneer High Yield Fund | Annual Report | 10/31/10

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2010 through October 31, 2010.

---------------------------------------------------------------------------------------------------------------------
 Share Class                    A               B               C               R               Y               Z
---------------------------------------------------------------------------------------------------------------------
 Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 5/1/10
---------------------------------------------------------------------------------------------------------------------
 Ending Account Value       $1,019.26       $1,015.32       $1,015.73       $1,017.69       $1,021.22       $1,020.92
 (after expenses)
 on 10/31/10
---------------------------------------------------------------------------------------------------------------------
 Expenses Paid                  $6.01           $9.96           $9.55           $7.58           $4.02           $4.33
 During Period*
---------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.18%, 1.96%, 1.88%, 1.49%, 0.79% and 0.85% for class A, B, C, R, Y and Z, shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).


                        Pioneer High Yield Fund | Annual Report | 10/31/10    17

Schedule of Investments | 10/31/10

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                         CONVERTIBLE CORPORATE BONDS -- 18.6%
                                         ENERGY -- 2.8%
                                         Coal & Consumable Fuels -- 0.9%
 1,000,000                      B-/NR    International Coal Group, Inc.,
                                         4.0%, 4/1/17                                $    1,232,500
26,438,000                     BB-/NR    Massey Energy Co., 3.25%, 8/1/15                25,281,338
                                                                                     --------------
                                                                                     $   26,513,838
---------------------------------------------------------------------------------------------------
                                         Oil & Gas Equipment & Services -- 0.5%
10,598,000                      BB/NR    Exterran Holdings, Inc., 4.25%, 6/15/14     $   13,684,668
---------------------------------------------------------------------------------------------------
                                         Oil & Gas Exploration & Production -- 1.4%
12,017,000                     BB-/NR    Bill Barrett Corp., 5.0%, 3/15/28 (b)       $   12,257,340
25,033,000                     BB/Ba3    Chesapeake Energy Corp., 2.5%, 5/15/37          21,559,671
 6,135,000                       B/NR    Penn Virginia Corp., 4.5%, 11/15/12              6,012,300
                                                                                     --------------
                                                                                     $   39,829,311
                                                                                     --------------
                                         Total Energy                                $   80,027,817
---------------------------------------------------------------------------------------------------
                                         MATERIALS -- 0.2%
                                         Steel -- 0.2%
 5,200,000                     BB+/NR    Steel Dynamics, Inc., 5.125%, 6/15/14       $    6,006,000
                                                                                     --------------
                                         Total Materials                             $    6,006,000
---------------------------------------------------------------------------------------------------
                                         CAPITAL GOODS -- 4.6%
                                         Construction & Farm Machinery & Heavy Trucks -- 1.1%
10,274,000                   CCC/Caa2    Greenbrier Co., Inc., 2.375%, 5/15/26       $    9,272,285
17,300,000                       B/B1    Navistar International Corp.,
                                         3.0%, 10/15/14                                  20,781,625
                                                                                     --------------
                                                                                     $   30,053,910
---------------------------------------------------------------------------------------------------
                                         Electrical Components & Equipment -- 1.5%
10,874,000                       B/B2    General Cable Corp., 4.5%, 11/15/29         $   11,227,405
34,357,000                    BB+/Ba1    Roper Industries, Inc., 1.4813%, 1/15/34        29,589,966
                                                                                     --------------
                                                                                     $   40,817,371
---------------------------------------------------------------------------------------------------
                                         Trading Companies & Distributors -- 2.0%
32,627,000                       B/NR    WESCO International, Inc.,
                                         6.0%, 9/15/29                               $   56,485,494
                                                                                     --------------
                                         Total Capital Goods                         $  127,356,775
---------------------------------------------------------------------------------------------------
                                         COMMERCIAL SERVICES & SUPPLIES -- 0.4%
                                         Environmental & Facilities Services -- 0.4%
 9,235,000                      B/Ba3    Covanta Holding Corp., 3.25%, 6/1/14        $   10,447,094
                                                                                     --------------
                                         Total Commercial Services & Supplies        $   10,447,094
---------------------------------------------------------------------------------------------------
                                         TRANSPORTATION -- 0.9%
                                         Airlines -- 0.1%
 2,575,000                    CCC+/B3    Continental Airlines, Inc., 4.5%, 1/15/15   $    4,448,313
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18    Pioneer High Yield Fund | Annual Report | 10/31/10

-------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                   Value
-------------------------------------------------------------------------------------------------
                                          Marine -- 0.8%
 5,993,000                      NR/NR     DryShips, Inc., 0.5%, 12/1/14            $    5,348,753
17,898,000                  CCC+/Caa3     Horizon Lines, Inc., 4.25%, 8/15/12          16,376,670
                                                                                   --------------
                                                                                   $   21,725,423
                                                                                   --------------
                                          Total Transportation                     $   26,173,736
-------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 1.0%
                                          Automobile Manufacturers -- 1.0%
16,811,000                      B/Ba3     Ford Motor Co., 4.25%, 11/15/16          $   29,209,113
                                                                                   --------------
                                          Total Automobiles & Components           $   29,209,113
-------------------------------------------------------------------------------------------------
                                          CONSUMER DURABLES & APPAREL -- 0.4%
                                          Homebuilding -- 0.4%
11,230,000                    BB-/Ba3     D.R. Horton, Inc., 2.0%, 5/15/14         $   12,044,175
                                                                                   --------------
                                          Total Consumer Durables & Apparel        $   12,044,175
-------------------------------------------------------------------------------------------------
                                          RETAILING -- 0.2%
                                          Automotive Retail -- 0.2%
 5,825,000                    B-/Caa3     Sonic Automotive, Inc., 5.0%, 10/1/29    $    6,560,406
                                                                                   --------------
                                          Total Retailing                          $    6,560,406
-------------------------------------------------------------------------------------------------
                                          FOOD, BEVERAGE & TOBACCO -- 0.4%
                                          Tobacco -- 0.4%
10,065,000                    B-/Caa1     Alliance One International, Inc., 5.5%,
                                          7/15/14 (144A) (b)                       $   11,574,750
                                                                                   --------------
                                          Total Food, Beverage & Tobacco           $   11,574,750
-------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 1.3%
                                          Health Care Services -- 1.0%
31,615,000                      B+/B1     OMNICARE, Inc., 3.25%, 12/15/35          $   28,176,869
-------------------------------------------------------------------------------------------------
                                          Health Care Supplies -- 0.3%
 8,220,000                      B-/NR     Alere, Inc., 3.0%, 5/15/16               $    7,788,450
 1,240,000                      B-/NR     Inverness Medical Innovation, 3.0%,
                                          5/15/16 (144A)                                1,174,900
                                                                                   --------------
                                                                                   $    8,963,350
                                                                                   --------------
                                          Total Health Care Equipment & Services   $   37,140,219
-------------------------------------------------------------------------------------------------
                                          PHARMACEUTICALS & BIOTECHNOLOGY -- 2.2%
                                          Biotechnology -- 2.2%
 9,250,000                      B-/NA     BioMarin Pharmaceutical, Inc.,
                                          1.875%, 4/23/17                          $   12,880,625
 5,500,000                      NR/NR     Cubist Pharmaceuticals, Inc.,
                                          2.25%, 6/15/13 (b)                            5,761,250
 3,776,000                      NR/NR     Cubist Pharmaceuticals, Inc.,
                                          2.5%, 11/1/17                                 3,809,040
19,255,000                      NA/NA     MannKind Corp., 3.75%, 12/15/13 (b)          12,732,369

The accompanying notes are an integral part of these financial statements.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    19

------------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                        Value
------------------------------------------------------------------------------------------------------
                                           Biotechnology -- (continued)
24,210,000                       NR/NR     Vertex Pharmaceuticals, Inc.,
                                           3.35%, 10/1/15                               $   25,420,500
                                                                                        --------------
                                                                                        $   60,603,784
                                                                                        --------------
                                           Total Pharmaceuticals & Biotechnology        $   60,603,784
------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.1%
                                           Consumer Finance -- 0.1%
 4,150,000                       NA/NA     Dollar Financial Corp., 2.875%,
                                           6/30/27 (144A) (b)                           $    3,968,438
                                                                                        --------------
                                           Total Diversified Financials                 $    3,968,438
------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.6%
                                           Office Real Estate Investment Trust -- 0.3%
 7,740,000                       NR/B1     Lexington Realty Trust, 6.0%,
                                           1/15/30 (144A)                               $    9,142,875
------------------------------------------------------------------------------------------------------
                                           Specialized Real Estate Investment Trust -- 0.3%
 4,785,000                      BB+/NR     Host Hotels & Resorts LP,
                                           2.5%, 10/15/29                               $    6,286,294
                                                                                        --------------
                                           Total Real Estate                            $   15,429,169
------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.0%
                                           Data Processing & Outsourced Services -- 0.0%
 1,200,000                       NR/WD     CSG Systems International, Inc.,
                                           2.5%, 6/15/24                                $    1,212,000
                                                                                        --------------
                                           Total Software & Services                    $    1,212,000
------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 1.5%
                                           Communications Equipment -- 0.5%
10,980,000                        B/NR     CommScope, Inc., 3.25%, 7/1/15 (b)           $   14,383,800
------------------------------------------------------------------------------------------------------
                                           Electronic Equipment & Instruments -- 0.8%
 7,125,000                       B+/NR     L-1 Identity Solutions, Inc.,
                                           3.75%, 5/15/27                               $    7,125,000
14,315,000                       NR/NR     Newport Corp., 2.5%, 2/15/12                     14,368,681
                                                                                        --------------
                                                                                        $   21,493,681
------------------------------------------------------------------------------------------------------
                                           Technology Distributors -- 0.2%
 1,570,000                       B+/NR     Anixter International, Inc., 1.0%, 2/15/13   $    1,683,822
 4,000,000                       B+/NR     Anixter International, Inc., 1.0%,
                                           2/15/13 (144A)                                    4,290,000
                                                                                        --------------
                                                                                        $    5,973,822
                                                                                        --------------
                                           Total Technology Hardware & Equipment        $   41,851,303
------------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS -- 1.2%
                                           Semiconductors
14,570,000                       B+/NR     ON Semiconductor Corp.,
                                           2.625%, 12/15/26                             $   15,225,650
 2,155,000                      BB-/NR     SunPower Corp., 1.25%, 2/15/27                    2,014,925

The accompanying notes are an integral part of these financial statements.


20    Pioneer High Yield Fund | Annual Report | 10/31/10

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                   Value
---------------------------------------------------------------------------------------------------
                                          SEMICONDUCTORS -- (continued)
 5,975,000                      NR/NR     SunPower Corp., 4.5%, 3/15/15            $      5,497,000
12,184,000                     BB-/NR     SunPower Corp., 4.75%, 4/15/14                 11,117,900
                                                                                   ----------------
                                                                                   $     33,855,475
                                                                                   ----------------
                                          Total Semiconductors                     $     33,855,475
---------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 0.6%
                                          Integrated Telecommunication Services -- 0.6%
 5,775,000                      B+/NR     MasTec, Inc., 4.25%, 121514              $      6,172,031
 8,963,000                      B+/NR     MasTec, Inc., 4.0%, 6/15/14                     9,937,726
                                                                                   ----------------
                                                                                   $     16,109,757
                                                                                   ----------------
                                          Total Telecommunication Services         $     16,109,757
---------------------------------------------------------------------------------------------------
                                          UTILITIES -- 0.2%
                                          Multi-Utilities -- 0.2%
 4,185,000                    BB+/Ba1     CMS Energy Corp., 5.5%, 6/15/29          $      5,770,069
                                                                                   ----------------
                                          Total Utilities                          $      5,770,069
---------------------------------------------------------------------------------------------------
                                          TOTAL CONVERTIBLE CORPORATE BONDS
                                          (Cost $430,585,305)                      $    525,340,080
---------------------------------------------------------------------------------------------------
                                          PREFERRED STOCKS -- 4.2%
                                          ENERGY -- 0.2%
                                          Oil & Gas Exploration & Production -- 0.2%
    59,180                                Petroquest Energy, Inc.,
                                          6.875%, 12/31/49                         $      2,050,670
    46,800                                SandRidge Energy, Inc., 8.5%, 12/31/99          4,851,756
                                                                                   ----------------
                                                                                   $      6,902,426
                                                                                   ----------------
                                          Total Energy                             $      6,902,426
---------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 0.3%
                                          Electrical Component & Equipment -- 0.3%
    68,400                                General Cable Corp., 5.75%, 11/24/13     $      9,567,450
                                                                                   ----------------
                                          Total Capital Goods                      $      9,567,450
---------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                                          Health Care Supplies -- 0.6%
    82,436                                Alere, Inc., 3.0%, 12/31/49*             $     17,384,104
                                                                                   ----------------
                                          Total Health Care Equipment & Services   $     17,384,104
---------------------------------------------------------------------------------------------------
                                          BANKS -- 0.7%
                                          Thrifts & Mortgage Finance -- 0.7%
   455,732                                Sovereign Capital Trust IV,
                                          4.375%, 3/1/34                           $     18,457,146
                                                                                   ----------------
                                          Total Banks                              $     18,457,146
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    21

----------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (d)    Ratings                                                    Value
----------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.5%
                                            Diversified Finance Services -- 0.5%
   859,500                                  2009 Dole Food Automatic Common
                                            Exchange Security Trust                   $    7,924,590
     7,040                                  Bank of America Corp., 7.25%, 12/31/49         6,666,880
                                                                                      --------------
                                                                                      $   14,591,470
                                                                                      --------------
                                            Total Diversified Financials              $   14,591,470
----------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 1.9%
                                            Real Estate Operating Companies -- 1.9%
   899,012                                  Forest City Enterprises, Inc.,
                                            7.0%, 12/31/49                            $   52,929,331
                                                                                      --------------
                                            Total Real Estate                         $   52,929,331
----------------------------------------------------------------------------------------------------
                                            TOTAL PREFERRED STOCKS
                                            (Cost $113,915,764)                       $  119,831,927
----------------------------------------------------------------------------------------------------
Shares
                                            COMMON STOCKS -- 15.6%
                                            ENERGY -- 0.8%
                                            Integrated Oil & Gas -- 0.4%
   185,100                                  Marathon Oil Corp.                        $    6,584,007
    99,500                                  QEP Resources, Inc.                            3,286,485
                                                                                      --------------
                                                                                      $    9,870,492
----------------------------------------------------------------------------------------------------
                                            Oil & Gas Drilling -- 0.3%
 2,437,937                                  Hercules Offshore, Inc.*                  $    5,753,531
    63,739                                  Transocean, Ltd.*                              4,038,503
                                                                                      --------------
                                                                                      $    9,792,034
----------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration & Production -- 0.1%
   543,713                                  SandRidge Energy, Inc. (b)                $    2,974,110
                                                                                      --------------
                                            Total Energy                              $   22,636,636
----------------------------------------------------------------------------------------------------
                                            MATERIALS -- 3.7%
                                            Commodity Chemicals -- 0.9%
 1,364,100                                  Georgia Gulf Corp.* (b)                   $   27,595,743
----------------------------------------------------------------------------------------------------
                                            Construction Materials -- 0.2%
   146,894                                  Texas Industries, Inc. (b)                $    5,019,368
----------------------------------------------------------------------------------------------------
                                            Diversified Chemical -- 1.4%
   109,042                                  FMC Corp. (b)                             $    7,970,970
   420,080                                  LyondellBasell Industries NV (Class B)*       11,295,951
   764,759                                  LyondellBasell Industries NV (Class A)*       20,541,427
                                                                                      --------------
                                                                                      $   39,808,348
----------------------------------------------------------------------------------------------------
                                            Diversified Metals & Mining -- 1.2%
   305,492                                  Freeport-McMoRan Copper & Gold, Inc.,
                                            (Class B)                                 $   28,923,983
 2,600,200                                  Polymet Mining Corp.*                          4,810,370
                                                                                      --------------
                                                                                      $   33,734,353
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


22    Pioneer High Yield Fund | Annual Report | 10/31/10

--------------------------------------------------------------------------------------------
            Floating    S&P/Moody's
Shares      Rate (d)    Ratings                                               Value
--------------------------------------------------------------------------------------------
                                        Steel -- 0.0%
   27,854                               KNIA Holdings, Inc.* (f)              $      194,698
                                                                              --------------
                                        Total Materials                       $  106,352,510
--------------------------------------------------------------------------------------------
                                        CAPITAL GOODS -- 3.8%
                                        Aerospace & Defense -- 1.8%
  475,357                               BE Aerospace, Inc.* (b)               $   17,474,123
  266,203                               DigitalGlobe, Inc.*                        8,691,528
  160,913                               Geoeye, Inc.* (b)                          7,123,619
  201,875                               ITT Corp.                                  9,526,481
  468,500                               Orbital Sciences Corp.* (b)                7,608,440
                                                                              --------------
                                                                              $   50,424,191
--------------------------------------------------------------------------------------------
                                        Building Products -- 0.3%
  176,212                               Lennox International, Inc.            $    7,226,454
--------------------------------------------------------------------------------------------
                                        Construction & Farm Machinery & Heavy Trucks -- 0.2%
  519,502                               Commercial Vehicle Group, Inc.* (b)   $    6,976,912
--------------------------------------------------------------------------------------------
                                        Electrical Component & Equipment -- 0.8%
  239,055                               Cooper Industries Plc                 $   12,531,263
  321,400                               General Cable Corp. (b)                    8,979,916
                                                                              --------------
                                                                              $   21,511,179
--------------------------------------------------------------------------------------------
                                        Industrial Machinery -- 0.7%
  215,080                               ESCO Technologies, Inc. (b)           $    7,372,942
  392,965                               Kennametal, Inc.                          13,415,825
                                                                              --------------
                                                                              $   20,788,767
--------------------------------------------------------------------------------------------
                                        Total Capital Goods                   $  106,927,503
--------------------------------------------------------------------------------------------
                                        AUTOMOBILES & COMPONENTS -- 0.0%
                                        Auto Parts & Equipment -- 0.0%
      872                               Lear Corp.*                           $       77,085
                                                                              --------------
                                        Total Automobiles & Components        $       77,085
--------------------------------------------------------------------------------------------
                                        CONSUMER SERVICES -- 1.2%
                                        Casinos & Gaming -- 0.5%
  386,787                               International Game Technology (b)     $    6,030,009
  588,896                               Scientific Games Corp.* (b)                4,652,278
   96,200                               WMS Industries Inc.*                       4,197,206
                                                                              --------------
                                                                              $   14,879,493
--------------------------------------------------------------------------------------------
                                        Restaurants -- 0.3%
  314,243                               Starbucks Corp. (b)                   $    8,949,641
--------------------------------------------------------------------------------------------
                                        Specialized Consumer Services -- 0.4%
1,091,689                               Service Corp. International           $    9,039,185
                                                                              --------------
                                        Total Consumer Services               $   32,868,319
--------------------------------------------------------------------------------------------
                                        RETAILING -- 0.3%
                                        Automotive Retail -- 0.0%
  210,574                               Sonic Automotive, Inc. (b)            $    2,299,468
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    23

------------------------------------------------------------------------------------------------
             Floating   S&P/Moody's
Shares       Rate (d)   Ratings                                                   Value
------------------------------------------------------------------------------------------------
                                         Department Stores -- 0.3%
  173,900                                J.C. Penney Co., Inc. (b)                $    5,422,202
                                                                                  --------------
                                         Total Retailing                          $    7,721,670
------------------------------------------------------------------------------------------------
                                         FOOD, BEVERAGE & TOBACCO -- 0.2%
                                         Tobacco -- 0.2%
1,334,100                                Alliance One International, Inc.* (b)    $    5,896,722
                                                                                  --------------
                                         Total Food, Beverage & Tobacco           $    5,896,722
------------------------------------------------------------------------------------------------
                                         HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                         Health Care Supplies -- 0.1%
   70,500                                Alere, Inc.*                             $    2,083,275
------------------------------------------------------------------------------------------------
                                         Managed Health Care -- 0.6%
  226,532                                Aetna, Inc.                              $    6,764,246
  166,600                                CIGNA Corp.                                   5,862,654
  151,300                                United Healthcare Group, Inc.                 5,454,365
                                                                                  --------------
                                                                                  $   18,081,265
                                                                                  --------------
                                         Total Health Care Equipment & Services   $   20,164,540
------------------------------------------------------------------------------------------------
                                         PHARMACEUTICALS & BIOTECHNOLOGY -- 1.5%
                                         Life Sciences Tools & Services -- 1.5%
  151,856                                Bio-Rad Laboratories, Inc.*              $   13,761,191
  302,262                                Thermo Fisher Scientific, Inc.*              15,542,312
  156,992                                Waters Corp.*                                11,637,817
                                                                                  --------------
                                                                                  $   40,941,320
                                                                                  --------------
                                         Total Pharmaceuticals & Biotechnology    $   40,941,320
------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.2%
                                         Asset Management & Custody Banks -- 0.2%
  150,017                                Legg Mason, Inc. (b)                     $    4,655,028
                                                                                  --------------
                                         Total Diversified Financials             $    4,655,028
------------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 0.3%
                                         Mortgage Real Estate Investment Trust -- 0.3%
  452,359                                Annaly Capital Management, Inc. (b)      $    8,011,278
                                                                                  --------------
                                         Total Real Estate                        $    8,011,278
------------------------------------------------------------------------------------------------
                                         SOFTWARE & SERVICES -- 0.1%
                                         Application Software -- 0.1%
   95,454                                Blackboard, Inc.*                        $    3,984,250
                                                                                  --------------
                                         Total Software & Services                $    3,984,250
------------------------------------------------------------------------------------------------
                                         TECHNOLOGY HARDWARE & EQUIPMENT -- 1.1%
                                         Communications Equipment -- 0.4%
  137,338                                CommScope, Inc.*                         $    4,348,121
  108,400                                Research In Motion, Ltd.*                     6,173,380
                                                                                  --------------
                                                                                  $   10,521,501
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


24    Pioneer High Yield Fund | Annual Report | 10/31/10

----------------------------------------------------------------------------------------------------------
                   Floating   S&P/Moody's
Shares             Rate (d)   Ratings                                                       Value
----------------------------------------------------------------------------------------------------------
                                               Electronic Equipment & Instruments -- 0.4%
    181,118                                    Itron, Inc.* (b)                             $   11,006,541
----------------------------------------------------------------------------------------------------------
                                               Electronic Manufacturing Services -- 0.3%
    290,100                                    Tyco Electronics, Ltd.                       $    9,190,368
                                                                                            --------------
                                               Total Technology Hardware & Equipment        $   30,718,410
----------------------------------------------------------------------------------------------------------
                                               TELECOMMUNICATION SERVICES -- 0.4%
                                               Integrated Telecommunication Services -- 0.4%
    872,200                                    Windstream Corp. (b)                         $   11,042,052
                                                                                            --------------
                                               Total Telecommunication Services             $   11,042,052
----------------------------------------------------------------------------------------------------------
                                               UTILITIES -- 1.3%
                                               Gas Utilities -- 0.0%
     99,500                                    Questar Corp.                                $    1,688,515
----------------------------------------------------------------------------------------------------------
                                               Independent Power Producer & Energy Traders -- 0.4%
    497,400                                    NRG Energy, Inc.* (b)                        $    9,903,234
----------------------------------------------------------------------------------------------------------
                                               Multi-Utilities -- 0.9%
    761,634                                    CMS Energy Corp. (b)                         $   14,002,641
    147,500                                    Public Service Enterprise Group, Inc.             4,771,625
    136,311                                    Sempra Energy Corp.                               7,289,912
                                                                                            --------------
                                                                                            $   26,064,178
                                                                                            --------------
                                               Total Utilities                              $   37,655,927
----------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS
                                               (Cost $358,405,807)                          $  439,653,250
----------------------------------------------------------------------------------------------------------
Principal
Amount ($)
----------------------------------------------------------------------------------------------------------
                                               ASSET BACKED SECURITIES- 0.1%
                                               BANKS -- 0.1%
                                               Thrifts & Mortgage Finance -- 0.1%
2,510,000              0.68       CCC/Baa2     Bear Stearns Asset Backed Securities, Inc.,
                                               Floating Rate Note, 1/25/47                  $    1,102,382
1,712,379              0.96       AAA/Caa2     FBR Securitization Trust, Floating Rate
                                               Note, 10/25/35                                    1,075,578
                                                                                            --------------
                                               Total Banks                                  $    2,177,960
----------------------------------------------------------------------------------------------------------
                                               TOTAL ASSET BACKED SECURITIES
                                               (Cost $2,351,329)                            $    2,177,960
----------------------------------------------------------------------------------------------------------
                                               COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
                                               TELECOMMUNICATION SERVICES -- 0.1%
                                               Integrated Telecommunication Services -- 0.1%
1,585,000                            NA/B2     Global Tower Partners Acquisition,
                                               7.87%, 5/15/37                               $    1,652,935
                                                                                            --------------
                                               Total Telecommunication Services             $    1,652,935
----------------------------------------------------------------------------------------------------------
                                               TOTAL COLLATERALIZED MORTGAGE
                                               OBLIGATIONS
                                               (Cost $1,203,206)                            $    1,652,935
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    25

-------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                   Value
-------------------------------------------------------------------------------------------------
                                         CORPORATE BONDS -- 49.8%
                                         ENERGY -- 8.7%
                                         Coal & Consumable Fuels -- 0.4%
 7,695,000                     BB-/B2    Massey Energy Co., 6.875%, 12/15/13       $    7,800,806
 3,127,000                    B+/Caa1    Murray Energy Co., 10.25%, 10/15/15            3,330,255
                                                                                   --------------
                                                                                   $   11,131,061
-------------------------------------------------------------------------------------------------
                                         Oil & Gas Drilling -- 0.6%
15,825,000                      B-/B3    Vantage Drilling Co., 11.5%, 8/1/15       $   16,774,500
-------------------------------------------------------------------------------------------------
                                         Oil & Gas Equipment & Services -- 0.9%
 6,323,000                      B+/B1    American Petroleum, 10.25%, 5/1/15        $    6,575,920
 4,045,000                      B+/B1    Complete Production Service,
                                         8.0%, 12/15/16                                 4,257,363
13,565,000                       B/B2    Expro Finance Luxembourg SCA,
                                         8.5%, 12/15/16                                13,361,525
                                                                                   --------------
                                                                                   $   24,194,808
-------------------------------------------------------------------------------------------------
                                         Oil & Gas Exploration & Production -- 3.8%
 3,425,000                     BB-/B2    Berry Petroleum Corp., 6.75%, 11/1/20     $    3,536,313
 1,795,000                     BB-/B1    Bill Barrett Corp., 9.875%, 7/15/16            1,974,500
 2,277,000                    B+/Caa2    Brigham Exploration Co., 8.75%, 10/1/18        2,459,160
 2,561,000                      B-/B3    Carrizo Oil & Gas, Inc.,
                                         8.625%, 10/15/18                               2,580,208
 3,845,000                      BB/B1    Denbury Resources, Inc., 9.75%, 3/1/16         4,354,463
15,705,000                     BB-/B2    Hilcorp Energy Co., 7.75%,
                                         11/1/15 (144A)                                16,176,150
 6,005,000                       B/B3    Linn Energy LLC, 11.75%,
                                         5/15/17 (144A)                                 6,965,800
 7,150,000                       B/B3    Linn Energy LLC, 8.625%,
                                         4/15/20 (144A)                                 7,722,000
 3,830,000                     BB-/B1    Plains Exploration & Production Co.,
                                         10.0%, 3/1/16                                  4,370,988
 3,815,000                      B-/B3    Quicksilver Resources, Inc.,
                                         7.125%, 4/1/16                                 3,652,863
13,550,000                      B+/B2    Quicksilver Resources, Inc.,
                                         8.25%, 8/1/15                                 13,787,125
22,850,000                      B+/B3    SandRidge Energy, Inc., 8.0%, 6/1/18          22,850,000
 4,970,000                      B+/B3    SandRidge Energy, Inc., 8.625, 4/1/15          5,081,825
 7,250,000                     BB-/B3    Swift Energy Co., 8.875%, 1/15/20              7,830,000
 3,550,000                     BB/Ba3    Whiting Petroleum, 6.5%, 10/1/18               3,807,375
                                                                                   --------------
                                                                                   $  107,148,770
-------------------------------------------------------------------------------------------------
                                         Oil & Gas Refining & Marketing -- 2.6%
15,013,000                      B+/B1    Holly Energy Partners LP, 6.25%, 3/1/15   $   15,013,000
 2,100,000                      B+/B1    Holly Energy Partners LP, 6.25%,
                                         3/1/15 (144A)                                  2,226,000
56,295,000                    BB+/Ba1    Tesoro Corp., 6.625%, 11/1/15 (b)             56,857,950
                                                                                   --------------
                                                                                   $   74,096,950
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


26    Pioneer High Yield Fund | Annual Report | 10/31/10

-------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                   Value
-------------------------------------------------------------------------------------------------
                                          Oil & Gas Storage & Transportation -- 0.4%
 4,809,000                    BB-/Ba2     Energy Transfer Equity LP,
                                          7.5%, 10/15/20                           $    5,241,810
 6,760,000        7.20         BB/Ba1     Southern Union Co., 7.2%, 11/1/66             6,236,100
                                                                                   --------------
                                                                                   $   11,477,910
                                                                                   --------------
                                          Total Energy                             $  244,823,999
-------------------------------------------------------------------------------------------------
                                          MATERIALS -- 7.5%
                                          Aluminum -- 1.2%
 3,535,000                      B-/B3     CII Carbon LLC, 11.125%, 11/15/15        $    3,755,938
13,607,120        6.83        CCC+/B3     Noranda Aluminum Acquisition, Floating
                                          Rate Note, 5/15/15                           11,838,194
18,382,000                      B-/B1     Novelis, Inc., 7.25%, 2/15/15                18,956,438
                                                                                   --------------
                                                                                   $   34,550,570
-------------------------------------------------------------------------------------------------
                                          Commodity Chemicals -- 0.7%
14,240,000                    CCC+/B3     Hexion US Finance Corp., 8.875%,
                                          2/1/18 (144A)                            $   15,290,200
 6,275,000                  CCC+/Caa1     Hexion US Finance Corp/Hexion Nova
                                          Scotia Finance LLC, 9.0%, 11/15/20            6,526,000
                                                                                   --------------
                                                                                   $   21,816,200
-------------------------------------------------------------------------------------------------
                                          Construction Materials -- 0.4%
10,830,000                       B/B3     Texas Industries, Inc., 9.25%, 8/15/20   $   11,398,575
-------------------------------------------------------------------------------------------------
                                          Diversified Chemical -- 0.9%
 7,410,000                       B/B2     Ineos Finance Plc, 9.0%,
                                          5/15/15 (144A) (b)                       $    7,854,600
10,058,000                   CCC/Caa3     Ineos Group Holdings Plc, 8.50%,
                                          2/15/16 (144A) (b)                            9,152,780
 7,558,000                   CCC/Caa1     Momentive Performance Materials, Inc.,
                                          9.0%, 1/15/21                                 7,841,425
                                                                                   --------------
                                                                                   $   24,848,805
-------------------------------------------------------------------------------------------------
                                          Diversified Metals & Mining -- 0.1%
 4,128,459                       B/B2     Blaze Recycling & Metals LLC,
                                          13.0%, 7/16/12                           $    3,426,621
-------------------------------------------------------------------------------------------------
                                          Metal & Glass Containers -- 0.9%
 3,375,000                    CCC+/B2     AEP Industries, Inc., 7.875%, 3/15/13    $    3,349,688
 2,290,000                    CCC+/B3     BWAY Holding Co., 10.0%,
                                          6/15/18 (144A) (b)                            2,496,100
19,195,000                      B+/B1     Crown Cork and Seal Co., Inc.,
                                          7.375%, 12/15/26                             19,314,969
                                                                                   --------------
                                                                                   $   25,160,757
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    27

-------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                    Value
-------------------------------------------------------------------------------------------------
                                          Paper Packaging -- 0.4%
 2,804,000                    B-/Caa1     Graham Packaging Co. LP/GPC Capital
                                          Corp., Inc., 8.25%, 10/1/18              $    2,902,140
 7,139,000                    B-/Caa1     Graham Packaging Co.,
                                          9.875%, 10/15/14                              7,406,713
                                                                                   --------------
                                                                                   $   10,308,853
-------------------------------------------------------------------------------------------------
                                          Paper Products -- 0.4%
11,046,000                      NR/B1     ABI Escrow Corp., 10.25%, 10/15/18 (b)   $   11,791,605
   325,000                      B+/B1     Appleton Papers, Inc., 10.5%,
                                          6/15/15 (144A)                                  313,625
                                                                                   --------------
                                                                                   $   12,105,230
-------------------------------------------------------------------------------------------------
                                          Specialty Chemicals -- 1.9%
54,035,000                      B+/B1     Nova Chemicals Corp., 7.875%, 9/15/25    $   51,333,250
 1,950,000                      B-/B2     Omnova Solutions, Inc.,
                                          7.875%, 11/1/18                               1,993,875
                                                                                   --------------
                                                                                   $   53,327,125
-------------------------------------------------------------------------------------------------
                                          Steel -- 0.6%
16,805,000                  CCC+/Caa2     Algoma Acquisition Corp., 9.875%,
                                          6/15/15 (144A)                           $   15,460,600
                                                                                   --------------
                                          Total Materials                          $  212,403,336
-------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 7.3%
                                          Aerospace & Defense -- 1.3%
18,628,000                       B/B1     DynCorp International, Inc.,
                                          10.375%, 7/1/17                          $   19,047,130
15,445,000                    BB-/Ba3     GeoEye, Inc., 9.625%, 10/1/15                17,201,869
                                                                                   --------------
                                                                                   $   36,248,999
-------------------------------------------------------------------------------------------------
                                          Building Products -- 0.1%
 1,800,000                      BB/B2     USG Corp., 9.75%, 8/1/14 (144A)          $    1,881,000
-------------------------------------------------------------------------------------------------
                                          Construction & Engineering -- 0.4%
 2,550,000                       B/B2     Esco Corp., 8.625%, 12/15/13 (144A)      $    2,626,500
   525,000        6.65           B/B2     Esco Corp., Floating Rate Note,
                                          12/15/13 (144A)                                 505,313
 9,750,000                    B+/Caa1     New Enterprise Stone & Lime Co.,
                                          11.0%, 9/1/18                                 9,311,250
                                                                                   --------------
                                                                                   $   12,443,063
-------------------------------------------------------------------------------------------------
                                          Construction & Farm Machinery & Heavy Trucks -- 1.4%
 1,240,000                       B/B2     Accuride Corp., 9.5%, 8/1/18 (b)         $    1,351,600
 4,790,000                    B+/Caa1     American Railcar, 7.5%, 3/1/14                4,849,875
16,400,000                    BB+/Ba3     Case New Holland, Inc., 7.875%,
                                          12/1/17 (144A)                               18,327,000
15,775,000                   CCC/Caa2     Greenbrier Co., Inc., 8.375%, 5/15/15        15,696,125
                                                                                   --------------
                                                                                   $   40,224,600
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


28    Pioneer High Yield Fund | Annual Report | 10/31/10

----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                           Electrical Component & Equipment -- 2.1%
31,930,000                      BB/Ba2     Anixter International Corp.,
                                           5.95%, 3/1/15                              $   31,770,350
12,925,000                        B/B3     Baldor Electric Co., 8.625%, 2/15/17 (b)       13,797,438
 3,100,000                        B/B3     Coleman Cable, Inc., 9.0%, 2/15/18 (b)          3,243,375
 9,336,000                      B+/Ba3     General Cable Corp., 7.125%, 4/1/17 (b)         9,569,400
                                                                                      --------------
                                                                                      $   58,380,563
----------------------------------------------------------------------------------------------------
                                           Industrial Machinery -- 0.9%
 5,500,000                        B/B3     Liberty Tree Recycling LLC,
                                           11.0%, 10/1/16                             $    5,726,875
18,776,000                     CCC+/B3     Mueller Water Products, Inc.,
                                           7.375%, 6/1/17                                 16,992,280
                                                                                      --------------
                                                                                      $   22,719,155
----------------------------------------------------------------------------------------------------
                                           Trading Companies & Distributors -- 1.1%
31,751,000                        B/B1     WESCO Distribution, Inc.,
                                           7.50%, 10/15/17                            $   32,386,020
                                                                                      --------------
                                           Total Capital Goods                        $  204,283,400
----------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.6%
                                           Air Freight & Couriers -- 0.5%
 8,900,000                    CCC/Caa1     CEVA Group Plc, 11.5%, 4/1/18 (144A)       $    9,478,500
 3,205,000                    CCC/Caa1     CEVA Group Plc, 11.625%, 10/1/16 (b)            3,469,413
                                                                                      --------------
                                                                                      $   12,947,913
----------------------------------------------------------------------------------------------------
                                           Trucking -- 0.1%
 4,640,000                        B/B3     Syncreon Global Ireland, Ltd.,
                                           9.5%, 5/1/18                               $    4,802,400
                                                                                      --------------
                                           Total Transportation                       $   17,750,313
----------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.6%
                                           Auto Parts & Equipment -- 0.6%
 9,980,000                   CCC+/Caa2     Allison Transmission, Inc., 11.0%,
                                           11/1/15 (144A) (b)                         $   10,828,300
 7,411,700                   CCC+/Caa2     Allison Transmission, Inc., 11.25%,
                                           11/1/15 (144A)                                  8,032,430
                                                                                      --------------
                                                                                      $   18,860,730
                                                                                      --------------
                                           Total Automobiles & Components             $   18,860,730
----------------------------------------------------------------------------------------------------
                                           CONSUMER DURABLES & APPAREL -- 1.5%
                                           Homebuilding -- 0.4%
11,745,000                    CCC/Caa2     Beazer Homes USA, Inc.,
                                           9.125%, 6/15/18                            $   11,422,013
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    29

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                          Housewares & Specialties -- 1.1%
 6,300,000                     B/Caa1     Reynolds Group Issuer, Inc.,
                                          9.0%, 4/15/19                             $    6,544,125
 7,495,000                    B-/Caa1     Reynolds Group Issuer, Inc., 8.5%,
                                          5/15/18 (144A)                                 7,663,638
16,900,000                  CCC+/Caa1     Yankee Acquisition Corp.,
                                          9.75%, 2/15/17                                17,618,250
                                                                                    --------------
                                                                                    $   31,826,013
                                                                                    --------------
                                          Total Consumer Durables & Apparel         $   43,248,026
--------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 1.0%
                                          Casinos & Gaming -- 0.9%
33,735,000                      NR/WR     Mashantucket Pequot Tribe, 8.5%,
                                          11/15/15 (144A) (e)                       $    4,722,900
 5,648,000                     B/Caa1     Pinnacle Entertainment, Inc.,
                                          8.75%, 5/15/20                                 5,640,940
 2,970,000                     BB-/B1     Scientific Games Corp., 7.875%, 6/15/16        3,059,100
10,280,000                     BB-/B1     Scientific Games International, Inc.,
                                          9.25%, 6/15/19 (144A)                         11,218,050
                                                                                    --------------
                                                                                    $   24,640,990
--------------------------------------------------------------------------------------------------
                                          Leisure Facilities -- 0.1%
 2,100,000                      B-/B2     Cedar Fair LP/Canada, 9.125%, 8/1/18      $    2,257,500
                                                                                    --------------
                                          Total Consumer Services                   $   26,898,490
--------------------------------------------------------------------------------------------------
                                          MEDIA -- 4.3%
                                          Advertising -- 0.9%
11,985,000                     B+/Ba2     Interpublic Group of Cos.,
                                          10.0%, 7/15/17                            $   14,202,225
14,000,000                    B-/Caa2     Sitel LLC/Sitel Finance Corp.,
                                          11.5%, 4/1/18                                 11,305,000
                                                                                    --------------
                                                                                    $   25,507,225
--------------------------------------------------------------------------------------------------
                                          Broadcasting -- 3.1%
 4,647,000                       B/B2     CCO Holdings LLC/CCO Holdings Capital
                                          Corp., 7.25%, 10/30/17                    $    4,798,028
 3,095,000                       B/B1     Entravision Communications Corp.,
                                          8.75%, 8/1/17                                  3,315,519
11,575,000                       B/B1     Hughes Network Systems LLC,
                                          9.5%, 4/15/14                                 12,066,938
11,389,061                  CCC+/Caa3     Intelsat Bermuda, Ltd., 11.5%, 2/4/17         12,314,422
10,850,000                      B+/B3     Intelsat Subsidiary Holding Co.,
                                          8.5%, 1/15/13                                 10,944,938
 4,750,000                    B-/Caa1     Telesat Canada/Telesat LLC,
                                          11.0%, 11/1/15                                 5,331,875

The accompanying notes are an integral part of these financial statements.


30    Pioneer High Yield Fund | Annual Report | 10/31/10

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                          Broadcasting -- (continued)
 8,990,000                    B-/Caa1     Telesat Canada/Telesat LLC,
                                          12.5%, 11/1/17                            $   10,608,200
26,462,317                   CCC/Caa2     Univision Communications, Inc., 9.75%,
                                          3/15/15 PIK (144A)                            28,083,134
                                                                                    --------------
                                                                                    $   87,463,054
--------------------------------------------------------------------------------------------------
                                          Publishing -- 0.3%
 7,230,000                    B-/Caa1     Interactive Data Corp., 10.25%, 8/1/18    $    7,950,108
                                                                                    --------------
                                          Total Media                               $  120,920,387
--------------------------------------------------------------------------------------------------
                                          RETAILING -- 0.7%
                                          Automotive Retail -- 0.2%
 4,530,000                    B-/Caa1     Sonic Automotive, Inc., 9.0%, 3/15/18     $    4,750,838
--------------------------------------------------------------------------------------------------
                                          Internet Retail -- 0.5%
14,040,000                       B/B1     Ticketmaster, 10.75%, 8/1/16              $   15,549,300
                                                                                    --------------
                                          Total Retailing                           $   20,300,138
--------------------------------------------------------------------------------------------------
                                          FOOD & DRUG RETAILING -- 0.4%
                                          Food Distributors -- 0.4%
12,139,000                     BB-/B2     C&S Group Enterprise LLC, 8.375%,
                                          5/1/17 (144A) (b)                         $   12,139,000
                                                                                    --------------
                                          Total Food & Drug Retailing               $   12,139,000
--------------------------------------------------------------------------------------------------
                                          FOOD, BEVERAGE & TOBACCO -- 1.0%
                                          Tobacco -- 1.0%
26,500,000                      B+/B2     Alliance One International, Inc.,
                                          10.0%, 7/15/16                            $   29,150,000
                                                                                    --------------
                                          Total Food, Beverage & Tobacco            $   29,150,000
--------------------------------------------------------------------------------------------------
                                          HOUSEHOLD & PERSONAL PRODUCTS -- 0.5%
                                          Personal Products -- 0.5%
 1,950,000                       B/B3     NBTY, Inc., 9.0%, 10/1/18                 $    2,071,875
10,920,000                      B-/B3     Revlon Consumer Products Corp.,
                                          9.75%, 11/15/15                               11,384,100
                                                                                    --------------
                                                                                    $   13,455,975
                                                                                    --------------
                                          Total Household & Personal Products       $   13,455,975
--------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 2.4%
                                          Health Care Equipment -- 0.2%
 4,000,000                  CCC+/Caa2     Accellent, Inc., 10.0%, 11/1/17           $    3,970,000
--------------------------------------------------------------------------------------------------
                                          Health Care Facilities -- 0.2%
 2,325,000                       B/B3     Capella Healthcare, Inc., 9.25%, 7/1/17   $    2,534,250
 2,205,000                     BB-/B2     HCA, Inc., 9.875%, 2/15/17 (b)                 2,475,113
                                                                                    --------------
                                                                                    $    5,009,363
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    31

-------------------------------------------------------------------------------------------------
 Principal   Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                   Value
-------------------------------------------------------------------------------------------------
                                          Health Care Services -- 1.3%
 2,530,000                      B-/B3     BioScrip, Inc., 10.25%, 10/1/15          $    2,675,475
 7,479,000                      B-/B2     Gentiva Health Services, Inc.,
                                          11.5%, 9/1/18                                 8,170,808
 8,295,000                  CCC+/Caa1     Surgical Care Affiliates LLC, 10.0%,
                                          7/15/17 (144A)                                8,543,850
17,897,387                      B-/B3     Surgical Care Affiliates LLC, 8.875%,
                                          7/15/15 (144A) PIK                           18,389,565
                                                                                   --------------
                                                                                   $   37,779,698
-------------------------------------------------------------------------------------------------
                                          Health Care Supplies -- 0.7%
   924,000                      B-/B3     Alere, Inc., 9.0%, 5/15/16               $      986,370
 4,950,000                     B/Caa1     Bausch & Lomb, Inc., 9.875%, 11/1/15          5,383,125
12,229,000                      B-/B3     Biomet, Inc., 10.375%, 10/15/17              13,635,335
                                                                                   --------------
                                                                                   $   20,004,830
                                                                                   --------------
                                          Total Health Care Equipment & Services   $   66,763,891
-------------------------------------------------------------------------------------------------
                                          PHARMACEUTICALS & BIOTECHNOLOGY -- 0.9%
                                          Biotechnology -- 0.4%
10,559,000                      B+/B2     Lantheus Medical Imaging, Inc., 9.75%,
                                          5/15/17 (144A)                           $   11,034,155
-------------------------------------------------------------------------------------------------
                                          Life Sciences Tools & Services -- 0.5%
 8,975,625                     B/Caa1     Catalent Pharma Solution, Inc., 9.5%,
                                          4/15/17 (144A)                           $    9,110,259
 5,836,000                      B+/B3     PharmaNet Development Group, Inc.,
                                          10.875%, 4/15/17                              6,069,440
                                                                                   --------------
                                                                                   $   15,179,699
                                                                                   --------------
                                          Total Pharmaceuticals & Biotechnology    $   26,213,854
-------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 1.1%
                                          Asset Management & Custody Banks -- 0.2%
 4,650,000                      B+/B1     Pinafore LLC/Pinafore, Inc.,
                                          9.0%, 10/1/18                            $    4,975,500
-------------------------------------------------------------------------------------------------
                                          Diversified Finance Services -- 0.2%
 2,700,000        6.66         BB+/NR     Caelus Re II, Ltd., Floating Rate
                                          Note, 5/24/13                            $    2,741,040
 2,265,000                      BB/NR     Ibis Re, Ltd., 11.2775%, 5/10/12              2,460,243
                                                                                   --------------
                                                                                   $    5,201,283
-------------------------------------------------------------------------------------------------
                                          Specialized Finance -- 0.7%
12,630,000                      B+/B2     National Money Mart Co.,
                                          10.375%, 12/15/16                        $   13,766,700
 3,000,000                   CCC/Caa2     NCO Group, Inc., 11.875%, 11/15/14            2,550,000
 5,070,000        7.68       CCC/Caa1     NCO Group, Inc., Floating Rate
                                          Note, 11/15/13                                4,081,350
                                                                                   --------------
                                                                                   $   20,398,050
                                                                                   --------------
                                          Total Diversified Financials             $   30,574,833
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


32    Pioneer High Yield Fund | Annual Report | 10/31/10

------------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                       Value
------------------------------------------------------------------------------------------------------
                                           INSURANCE -- 2.4%
                                           Insurance Brokers -- 1.1%
19,710,000                    CCC/Caa1     Alliant Holdings, Inc., 11.0%,
                                           5/1/15 (144A)                                $   20,720,138
 4,950,000                   CCC+/Caa1     Hub International Holdings Co., 10.25%,
                                           6/15/15 (144A)                                    4,962,375
 6,063,000         6.68         CCC/B3     USI Holdings Corp., Floating Rate
                                           Note, 11/15/14                                    5,244,495
                                                                                        --------------
                                                                                        $   30,927,008
------------------------------------------------------------------------------------------------------
                                           Multi-Line Insurance -- 0.8%
18,792,000        10.75        BB/Baa3     Liberty Mutual Group, Floating Rate Note,
                                           6/15/58 (144A)                               $   23,302,080
------------------------------------------------------------------------------------------------------
                                           Reinsurance -- 0.5%
 2,500,000         7.19         BB+/NR     Blue Finance, Ltd., Floating Rate
                                           Note, 4/10/12                                $    2,404,000
 2,000,000         8.92          BB/NR     Caelus Re, Ltd., Floating Rate
                                           Note, 6/7/11                                      2,029,000
 3,850,000         5.91         BB+/A2     Foundation Re III, Ltd., CAT Bond, Floating
                                           Rate Note, 2/3/14                                 3,870,405
 1,675,000        12.03          NR/B3     Globecat, Ltd., CAT Bond, Floating Rate
                                           Note, 1/2/13 (144A)                               1,619,055
   625,000         8.78          NR/B1     Globecat, Ltd., CAT Bond, Floating Rate
                                           Note, 1/2/13 (144A)                                 633,438
   750,000         7.20         NR/Ba2     Muteki, Ltd., CAT Bond, Floating Rate
                                           Note, 5/24/11                                       751,575
   790,000         7.45         BB+/NA     Newton Re, Ltd., CAT Bond, Floating Rate
                                           Note, 12/24/10 (144A)                               791,106
 1,150,000         9.75          BB/NA     Newton Re, Ltd., CAT Bond, Floating Rate
                                           Note, 12/24/10 (144A)                             1,158,280
                                                                                        --------------
                                                                                        $   13,256,859
                                                                                        --------------
                                           Total Insurance                              $   67,485,947
------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 2.5%
                                           Real Estate Operating Companies -- 2.5%
77,045,000                       B-/B3     Forest City Enterprises, Inc.,
                                           6.50%, 2/1/17                                $   67,029,150
 1,140,000                       B-/B3     Forest City Enterprises, Inc.,
                                           7.625%, 6/1/15                                    1,068,750
                                                                                        --------------
                                                                                        $   68,097,900
------------------------------------------------------------------------------------------------------
                                           Specialized Real Estate Investment Trust -- 0.0%
 1,800,000                        B/B2     Sabra Health Care LP/Sabra Capital Corp.,
                                           8.125%, 11/1/18 (b)                          $    1,863,000
                                                                                        --------------
                                           Total Real Estate                            $   69,960,900
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    33

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                     Value
--------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 0.8%
                                          Application Software -- 0.5%
 8,982,000                      B-/NR     Nuance Communications, Inc.,
                                          2.75%, 8/15/27                            $    9,812,835
 3,655,000                  CCC+/Caa2     Vangent, Inc., 9.625%, 2/15/15                 3,330,619
                                                                                    --------------
                                                                                    $   13,143,454
--------------------------------------------------------------------------------------------------
                                          Data Processing & Outsourced Services -- 0.3%
10,500,000                    B-/Caa1     First Data Corp., 9.875%, 9/24/15 (b)     $    8,872,500
--------------------------------------------------------------------------------------------------
                                          Internet Software & Services -- 0.0%
   222,000                      B-/B1     Terremark Worldwide, Inc.,
                                          12.0%, 6/15/17                            $      254,745
                                                                                    --------------
                                          Total Software & Services                 $   22,270,699
--------------------------------------------------------------------------------------------------
                                          TECHNOLOGY HARDWARE & EQUIPMENT -- 0.0%
                                          Electronic Manufacturing Services -- 0.0%
 1,190,000                    BB+/Ba1     Jabil Circuit, Inc., 5.625%, 12/15/20     $    1,200,448
                                                                                    --------------
                                          Total Technology Hardware & Equipment     $    1,200,448
--------------------------------------------------------------------------------------------------
                                          SEMICONDUCTORS -- 0.3%
                                          Semiconductor Equipment -- 0.3%
 8,570,000                      B-/B3     Aeroflex, Inc., 11.75%, 2/15/15           $    9,298,450
--------------------------------------------------------------------------------------------------
                                          Semiconductors -- 0.0%
 2,060,000                     B+/Ba3     Advanced Micro Devices, Inc., 7.75%,
                                          8/1/20 (144A)                             $    2,183,600
                                                                                    --------------
                                          Total Semiconductors                      $   11,482,050
--------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 3.9%
                                          Alternative Carriers -- 1.3%
15,051,000                       B/B2     Global Crossing, Ltd., 12.0%, 9/15/15         17,195,768
 4,500,000                  CCC+/Caa1     PAETEC Holdings Corp., 9.5%, 7/15/15           4,758,750
12,775,000                       B/B1     PAETEC Holdings Corp., 8.875%,
                                          6/30/17 (144A)                            $   13,765,063
                                                                                    --------------
                                                                                    $   35,719,581
--------------------------------------------------------------------------------------------------
                                          Integrated Telecommunication Services -- 2.6%
 1,590,000                      B+/B2     Cincinnati Bell, Inc., 7.0%, 2/15/15      $    1,601,925
 5,640,000                      B+/B2     Cincinnati Bell, Inc., 8.25%, 10/15/17         5,724,600
13,820,000                      B+/B2     Cincinnati Bell, Inc., 8.375%, 10/15/20       13,820,000
 7,050,000                     BB/Ba2     Frontier Communications Corp.,
                                          8.5%, 4/15/20                                  8,142,750
12,150,000                     BB/Ba2     Frontier Communications Corp.,
                                          8.75%, 4/15/22                                14,124,361
 5,495,000                     BB-/B2     GCI, Inc., 8.625%, 11/15/19                    6,044,500
 2,475,000                      B-/B3     Global Crossing UK Finance Plc,
                                          10.75%, 12/15/14                               2,574,248
 4,505,000                      B+/B1     Mastec, Inc., 7.625%, 2/1/17                   4,493,738

The accompanying notes are an integral part of these financial statements.


34    Pioneer High Yield Fund | Annual Report | 10/31/10

----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                      Value
----------------------------------------------------------------------------------------------------
                                          Integrated Telecommunication Services -- (continued)
 6,675,000                     B+/Ba3     Windstream Corp., 7.75%,
                                          10/15/20 (144A)                             $    7,075,500
 9,445,000                     B+/Ba3     Windstream Corp., 8.125%, 9/1/18                10,176,988
                                                                                      --------------
                                                                                      $   73,778,610
                                                                                      --------------
                                          Total Telecommunication Services            $  109,498,191
----------------------------------------------------------------------------------------------------
                                          UTILITIES -- 1.4%
                                          Electric Utilities -- 0.6%
 2,320,000                    BB-/Ba2     Public Service of New Mexico,
                                          9.25%, 5/15/15                              $    2,511,400
13,500,000                   CCC/Caa2     Texas Competitive Electric Holdings Corp.,
                                          15.0%, 4/1/21                                   13,297,500
                                                                                      --------------
                                                                                      $   15,808,900
----------------------------------------------------------------------------------------------------
                                          Independent Power Producer & Energy Traders -- 0.8%
 8,310,000                      B+/B1     Calpine Corp., 7.875%, 7/31/20              $    8,704,725
13,010,000                    BB-/Ba3     Intergen NV, 9.00%, 6/30/17                     14,050,800
                                                                                      --------------
                                                                                      $   22,755,525
                                                                                      --------------
                                          Total Utilities                             $   38,564,425
----------------------------------------------------------------------------------------------------
                                          TOTAL CORPORATE BONDS
                                          (Cost $1,349,814,906)                       $1,408,249,032
----------------------------------------------------------------------------------------------------
                                          MUNICIPAL BONDS -- 0.0%
                                          COMMERCIAL SERVICES & SUPPLIES -- 0.0%
                                          Environmental & Facilities Services -- 0.0%
10,000,000        7.29          NR/NR     Ohio Air Quality Development, Floating
                                          Rate Note, 6/8/22 (e)(f)                    $    1,047,000
----------------------------------------------------------------------------------------------------
                                          TOTAL MUNICIPAL BOND
                                          (Cost $10,000,000)                          $    1,047,000
----------------------------------------------------------------------------------------------------
                                          SENIOR FLOATING RATE LOAN INTERESTS** -- 7.3%
                                          ENERGY -- 0.3%
                                          Oil & Gas Equipment & Services -- 0.2%
   870,625        5.50          NR/NR     Aquilex Holdings LLC, Term Loan, 4/1/16     $      863,007
 5,282,761        8.50          B+/NR     Hudson Products Holdings, Inc., Term
                                          Loan, 8/24/15                                    5,101,166
                                                                                      --------------
                                                                                      $    5,964,173
----------------------------------------------------------------------------------------------------
                                          Oil & Gas Exploration & Production -- 0.1%
 3,469,300        4.31           B/B3     Venoco, Inc., Term Loan (Second Lien),
                                          5/7/14                                      $    3,287,885
                                                                                      --------------
                                          Total Energy                                $    9,252,058
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    35

----------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (d)    Ratings                                                    Value
----------------------------------------------------------------------------------------------------
                                           MATERIALS -- 0.2%
                                           Diversified Chemical -- 0.1%
2,475,000          7.50           B/B1     Ineos U.S. Finance LLC, Senior Credit
                                           Facility Term B2 Loan, 12/16/13            $    2,534,812
2,475,000          8.00           B/B1     Ineos U.S. Finance LLC, Senior Credit
                                           Facility Term C2 Loan, 12/16/14                 2,534,812
                                                                                      --------------
                                                                                      $    5,069,624
----------------------------------------------------------------------------------------------------
                                           Steel -- 0.1%
1,670,665         10.50          NR/NR     Niagara Corp., Term Loan (New),
                                           6/29/14 (f)                                $    1,653,959
                                                                                      --------------
                                           Total Materials                            $    6,723,583
----------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.4%
                                           Aerospace & Defense -- 0.2%
2,362,179          4.04          NR/NR     DAE Aviation Holdings, Tranche B1 Term
                                           Loan, 7/31/14                              $    2,273,597
  791,422          3.54          B-/B1     Hunter Defense Technology, Term
                                           Loan, 8/22/14                                     752,840
2,287,358          4.04          NR/NR     Standard Aero, Ltd., Tranche B2 Term
                                           Loan, 7/31/14                                   2,201,582
  750,673          5.50         NR/Ba2     Tasc, Inc., Tranche A Term
                                           Loan, 12/18/14                                    754,114
  645,125          5.75         NR/Ba2     Tasc, Inc., Tranche B Term
                                           Loan, 12/18/15                                    650,165
                                                                                      --------------
                                                                                      $    6,632,298
----------------------------------------------------------------------------------------------------
                                           Electrical Component & Equipment -- 0.1%
1,184,050          6.5           NR/NR     Scotsman Industries, Inc., Term
                                           Loan, 4/30/16                              $    1,184,790
----------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 0.1%
1,120,000          0.00          NR/NR     Goodman Group Global Group, Inc., Initial
                                           Term Loan (First Lien)                     $    1,153,600
1,650,000          6.75          NR/NR     Tomkins Plc, Term B Loan, 9/29/16               1,671,528
                                                                                      --------------
                                                                                      $    2,825,128
                                                                                      --------------
                                           Total Capital Goods                        $   10,642,216
----------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES & SUPPLIES -- 0.0%
                                           Environmental & Facilities Services -- 0.0%
  704,675          6.00         NR/Ba3     Advanced Disposal Services, Inc., Term B
                                           Loan, 1/14/15                              $      709,079
                                                                                      --------------
                                           Total Commercial Services & Supplies       $      709,079
----------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.2%
                                           Air Freight & Couriers -- 0.2%
1,139,913          3.29          B-/B1     CEVA Group Plc, Additional Pre Funded
                                           L/C Loan, 11/4/13                          $    1,021,170
2,776,702          3.26          NR/B1     CEVA Group Plc, EGL Term Loan, 11/4/13          2,494,403

The accompanying notes are an integral part of these financial statements.


36    Pioneer High Yield Fund | Annual Report | 10/31/10

----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                      Value
----------------------------------------------------------------------------------------------------
                                          Air Freight & Couriers -- (continued)
 1,624,830        3.26          B-/B1     CEVA Group Plc, U.S. Term Loan
                                          (Dollars), 11/4/13                          $    1,459,638
                                                                                      --------------
                                                                                      $    4,975,211
                                                                                      --------------
                                          Total Transportation                        $    4,975,211
----------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 0.5%
                                          Auto Parts & Equipment -- 0.2%
 2,336,787        3.03         BB-/B2     Allison Transmission, Inc., Term
                                          Loan, 8/7/14                                $    2,247,488
   285,693        2.20          NR/NR     Federal Mogul Corp., Tranche C Term
                                          Loan, 12/28/15                                     254,312
   559,959        2.20          NR/NR     Federal Mogul Corp., Tranche B Term
                                          Loan, 12/29/14                                     498,451
 2,183,208       10.50          NR/B3     HHI Group Holdings LLC, Term
                                          Loan, 3/30/15                                    2,215,956
                                                                                      --------------
                                                                                      $    5,216,207
----------------------------------------------------------------------------------------------------
                                          Tires & Rubber -- 0.3%
 7,817,000        2.21         BB/Ba1     Goodyear Tire & Rubber Co., Term Loan
                                          (Second Lien), 4/30/14                      $    7,540,145
                                                                                      --------------
                                          Total Automobiles & Components              $   12,756,352
----------------------------------------------------------------------------------------------------
                                          CONSUMER DURABLES & APPAREL -- 0.0%
                                          Apparel, Accessories & Luxury Goods -- 0.0%
   733,390        4.75        BBB/Ba2     Phillips-Van Heusen Corp., U.S. Tranche B
                                          Term Loan, 5/6/16                           $      740,893
                                                                                      --------------
                                          Total Consumer Durables & Apparel           $      740,893
----------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 0.6%
                                          Casinos & Gaming -- 0.4%
10,947,753       10.50          NR/NR     Gateway Casinos & Entertainment, Term
                                          Facility, 3/16/14 (e)                       $   10,975,122
 8,980,000        6.03          NR/NR     Gateway Casinos & Entertainment, Second
                                          Lien Advance Lien, 7/16/14 (e)                   1,574,306
                                                                                      --------------
                                                                                      $   12,549,428
----------------------------------------------------------------------------------------------------
                                          Education Services -- 0.1%
   955,077        2.54          NR/NR     Cengage Learning Acquisitions, Inc., Term
                                          Loan, 7/3/14                                $      874,383
----------------------------------------------------------------------------------------------------
                                          Restaurants -- 0.1%
 2,280,000        6.25        BB+/Ba2     Burger King Holdings, Inc., Tranche B Term
                                          Loan, 10/19/16                              $    2,303,655
                                                                                      --------------
                                          Total Consumer Services                     $   15,727,466
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    37

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                          MEDIA -- 0.5%
                                          Cable & Satellite -- 0.4%
 1,691,479        3.54          NR/NR     Charter Communications Operating LLC,
                                          Term C Loan, 9/6/16                       $    1,663,388
 4,937,625        4.50        BB-/Ba3     Mediacom Broadband LLC, Tranche F Term
                                          Loan, 10/23/17                                 4,896,477
 3,000,000        2.76         CCC/B2     WideOpenWest LLC, Term Loan
                                          (First Lien), 6/30/14                          2,797,500
                                                                                    --------------
                                                                                    $    9,357,365
--------------------------------------------------------------------------------------------------
                                          Movies & Entertainment -- 0.1%
 3,413,536        5.25          NR/NR     Christie/AIX, Inc., Term Loan, 4/29/16    $    3,396,468
                                                                                    --------------
                                          Total Media                               $   12,753,833
--------------------------------------------------------------------------------------------------
                                          FOOD, BEVERAGE & TOBACCO -- 0.6%
                                          Packaged Foods & Meats -- 0.6%
 2,900,000       11.25          NR/NR     Pierre Foods, Inc., Term Loan
                                          (First Lien), 9/29/17                     $    2,925,375
14,500,000        7.00          NR/NR     Pierre Foods, Inc., Term Loan
                                          (Second Lien), 9/30/16                        14,373,125
                                                                                    --------------
                                                                                    $   17,298,500
                                                                                    --------------
                                          Total Food, Beverage & Tobacco            $   17,298,500
--------------------------------------------------------------------------------------------------
                                          HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                          Household Products -- 0.1%
 2,320,717        6.75          NR/NR     Reynolds Group Holdings, Inc., U.S. Term
                                          Loan, 5/5/16                              $    2,343,199
 1,590,000        6.25          NR/NR     Reynolds Group Holdings, Inc.,
                                          Incremental U.S. Term Loan, 5/5/16             1,601,921
                                                                                    --------------
                                                                                    $    3,945,120
--------------------------------------------------------------------------------------------------
                                          Personal Products -- 0.1%
 2,019,850        6.00          NR/NR     Revlon Consumer Products Corp., Term
                                          Loan, 3/11/15                             $    2,025,981
                                                                                    --------------
                                          Total Household & Personal Products       $    5,971,101
--------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 1.3%
                                          Health Care Facilities -- 0.3%
 3,870,550        6.50          B+/B1     Ardent Health Services LLC, Term
                                          Loan, 9/15/15                             $    3,846,359
 4,000,000        7.50         B+/Ba2     Sun HealthCare Group, Inc., Term
                                          Loan, 10/18/16                                 3,967,500
                                                                                    --------------
                                                                                    $    7,813,859
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


38    Pioneer High Yield Fund | Annual Report | 10/31/10

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                           Health Care Services -- 0.7%
11,300,000         6.75        BB-/Ba2     Gentiva Health Services, Inc., Term B
                                           Borrowing Loan, 8/17/16                   $   11,380,038
 6,676,450         7.25          NR/NR     Prime Healthcare Services, Inc., Term B
                                           Loan, 4/28/15                                  6,409,392
 1,233,944         6.00         BB/Ba3     RehabCare Group, Inc., Term B
                                           Loan, 11/24/15                                 1,239,491
 1,031,228         7.00         CCC/B3     Rural/Metro Operating Co. LLC, Term
                                           Loan, 12/9/14                                  1,031,873
                                                                                     --------------
                                                                                     $   20,060,794
---------------------------------------------------------------------------------------------------
                                           Health Care Supplies -- 0.3%
 9,200,000         4.51          BB/B1     Alere, Inc., Term Loan
                                           (Second Lien), 6/26/15                    $    8,932,625
                                                                                     --------------
                                           Total Health Care Equipment & Services    $   36,807,278
---------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS & BIOTECHNOLOGY -- 0.5%
                                           Biotechnology -- 0.5%
   190,958         6.50          NR/NR     Harvard Drug Group, Delayed Draw Term
                                           Loan, 4/8/16                              $      180,933
 1,388,788         6.50          NR/NR     Harvard Drug Group, Term Loan, 4/8/16          1,315,877
 4,243,205         6.00         NR/Ba3     Warner Chilcott Corp., Term A
                                           Loan, 10/30/14                                 4,244,678
 3,410,683         6.25         NR/Ba3     Warner Chilcott Corp., Term B-2
                                           Loan, 4/30/15                                  3,430,400
 1,931,534         6.25         NR/Ba3     Warner Chilcott Corp., Term B-3
                                           Loan, 4/30/15                                  1,941,851
 2,048,235         6.25         NR/Ba3     Warner Chilcott Corp., Term B-1
                                           Loan, 4/30/15                                  2,060,076
                                                                                     --------------
                                                                                     $   13,173,815
                                                                                     --------------
                                           Total Pharmaceuticals & Biotechnology     $   13,173,815
---------------------------------------------------------------------------------------------------
                                           INSURANCE -- 1.2%
                                           Insurance Brokers -- 0.9%
 5,164,560         3.29          NR/NR     Alliant Holdings I, Inc., Term
                                           Loan, 8/21/14                             $    5,022,535
 1,606,490         2.79           B/NR     HUB International Holdings, Delayed Draw
                                           Term Loan, 6/13/14                             1,541,206
 5,836,050         6.75           B/NR     HUB International Holdings, Inc.,
                                           Additional Term Loan, 6/13/14                  5,792,280
 7,146,899         2.79           B/NR     HUB International Holdings, Initial Term
                                           Loan, 6/13/14                                  6,856,467

The accompanying notes are an integral part of these financial statements.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    39

------------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                       Value
------------------------------------------------------------------------------------------------------
                                           Insurance Brokers -- (continued)
6,307,508          2.76           B/B2     USI Holdings Corp., Tranche B Term
                                           Loan, 5/5/14                                 $    5,918,546
1,465,200          7.00           B/B2     USI Holdings Corp., Series C New Term
                                           Loan, 5/5/14                                      1,438,094
                                                                                        --------------
                                                                                        $   26,569,128
------------------------------------------------------------------------------------------------------
                                           Multi-Line Insurance -- 0.3%
7,896,043          2.80          B-/NR     AmWins Group, Inc., Initial Term
                                           Loan, 6/8/13                                 $    7,367,995
                                                                                        --------------
                                           Total Insurance                              $   33,937,123
------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.5%
                                           Internet Software & Services -- 0.3%
9,450,000          6.75          NR/NR     SAVVIS, Inc., Term Loan, 8/4/16              $    9,578,756
------------------------------------------------------------------------------------------------------
                                           Systems Software -- 0.2%
2,430,313          8.50        CCC+/B1     Allen Systems Group, Inc., Term Loan
                                           (First Lien), 10/18/13                       $    2,443,604
  910,202          5.25        BB-/Ba3     Dealer Computer Services, Inc., (R&R),
                                           Term Loan, 4/2/17                                   911,244
1,740,686          2.32        BB-/Ba3     Inverness Medical Innovations, Term Loan
                                           (Second Lien), 2/14/13                            1,671,059
1,502,450          6.75          B+/B1     Telcordia Technologies, Inc., Term
                                           Loan, 4/30/16                                     1,516,771
                                                                                        --------------
                                                                                        $    6,542,678
                                                                                        --------------
                                           Total Software & Services                    $   16,121,434
------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 0.1%
                                           Wireless Telecommunication Services -- 0.1%
2,770,000          3.29          B+/B3     Intelsat Jackson Holdings, Ltd., Term Loan,
                                           2/1/14                                       $    2,643,618
                                                                                        --------------
                                           Total Telecommunication Services             $    2,643,618
------------------------------------------------------------------------------------------------------
                                           UTILITIES -- 0.2%
                                           Electric Utilities -- 0.1%
2,494,800          3.76          B+/B2     Texas Competitive Electric Holdings Co.,
                                           LLC, Delayed Draw Term Loan, 10/10/14        $    1,951,207
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


40    Pioneer High Yield Fund | Annual Report | 10/31/10

------------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                       Value
------------------------------------------------------------------------------------------------------
                                           Independent Power Producer & Energy Traders -- 0.1%
  1,640,858   1.79            BB+/Baa3     NRG Energy, Inc., Original Maturity Term
                                           Loan, 2/1/13                                 $    1,608,334
  1,334,617   1.79            BB+/Baa3     NRG Energy, Inc., Original Maturity Credit-
                                           Linked Deposit, 2/1/13                            1,308,163
                                                                                        --------------
                                                                                        $    2,916,497
                                                                                        --------------
                                           Total Utilities                              $    4,867,704
------------------------------------------------------------------------------------------------------
                                           TOTAL SENIOR FLOATING RATE LOAN
                                           INTERESTS
                                           (Cost $210,177,946)                          $  205,101,264
------------------------------------------------------------------------------------------------------
                                           TEMPORARY CASH INVESTMENTS -- 6.5%
                                           Repurchase Agreements -- 2.6%
  8,095,000   0.22              NR/Aaa     Bank of America, Inc., 0.22%, dated
                                           10/29/10, repurchase price of
                                           $8,095,000 plus accrued interest on
                                           11/1/10 collateralized by
                                           $8,232,048 Federal National Mortgage
                                           Association, 4.0%, 10/1/40                   $    8,095,000
  8,095,000   0.20              NR/Aaa     Bank of America, Inc., 0.2%, dated
                                           10/29/10, repurchase price of
                                           $8,095,000 plus accrued interest on
                                           11/1/10 collateralized by
                                           $8,147,506 U.S. Treasury Notes,
                                           3.125%, 5/15/19                                   8,095,000
  8,095,000   0.18              NR/Aaa     Barclays Plc, 0.18%, dated
                                           10/29/10, repurchase price of
                                           $8,095,000 plus accrued interest on
                                           11/1/10 collateralized by $5,706,712
                                           Federal National Mortgage Association,
                                           4.5%, 6/1/40 - 9/1/40 $2,523,568
                                           Freddie Mac Giant, 4.0%, 10/1/40                  8,095,000
  8,095,000   0.18              NR/Aaa     Barclays Plc, 0.18%, dated 10/29/10,
                                           repurchase price of $8,095,000 plus
                                           accrued interest on 11/1/10
                                           collateralized by
                                           $8,234,150 U.S. Treasury Notes,
                                           1.375%, 2/15/12                                   8,095,000
  8,095,000   0.23              NR/Aaa     BNP Paribas SA, 0.23%, dated
                                           10/29/10, repurchase price of
                                           $8,095,000 plus accrued interest on
                                           11/1/10 collateralized by the following:
                                           $5,019,893 Federal National Mortgage
                                           Association (ARM), 2.673% - 5.446%,
                                           1/1/23 - 10/1/40
                                           $3,213,553 Federal Home Loan
                                           Mortgage Corp., 0.0% - 5.416%,
                                           1/5/36 - 10/1/40                                  8,095,000

The accompanying notes are an integral part of these financial statements.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    41

----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                           Repurchase Agreements -- (continued)
 8,095,000         0.22         NR/Aaa     Deutsche Bank Securities, Inc, 0.22%,
                                           dated 10/29/10, repurchase price of
                                           $8,095,000 plus accrued interest on
                                           11/1/10 collateralized by $8,223,529
                                           Federal National Mortgage Association,
                                           5.0% - 6.0%, 6/1/35 - 2/1/38               $    8,095,000
 8,095,000         0.20         NR/Aaa     Deutsche Bank, 0.2%, dated 10/29/10,
                                           repurchase price of $8,095,000
                                           plus accrued interest on 11/1/10
                                           collateralized by $8,239,398 U.S.
                                           Treasury Notes, 0.875, 1/31/12                  8,095,000
 8,095,000         0.22         NR/Aaa     JPMorgan Securities, Inc., 0.22%,
                                           dated 10/29/10, repurchase price of
                                           $8,095,000 plus accrued interest on
                                           11/1/10 collateralized by $8,256,934
                                           Freddie Mac Giant 3.5% - 11.5%,
                                           2/1/11 - 3/1/48                                 8,095,000
 8,095,000         0.22         NR/Aaa     SG Americas Securities LLC, 0.22%,
                                           dated 10/29/10, repurchase price of
                                           $8,095,000 plus accrued interest on
                                           11/1/10 collateralized by the following:
                                             $4,361,546 Federal National
                                               Mortgage Association, 5.5%,
                                               11/1/37 - 12/1/39
                                             $3,863,916 Freddie Mac Giant,
                                               4.5% - 6.5%, 11/1/37 - 11/1/39              8,095,000
                                                                                      --------------
                                           Total Repurchase Agreements
                                           (Cost $72,855,000)                         $   72,855,000
----------------------------------------------------------------------------------------------------
                                           Securities Lending Collateral -- 3.9% (c)
                                           Certificates of Deposit:
$3,087,832                                 Bank of Nova Scotia, 0.37%, 9/29/11        $    3,087,832
 2,161,482                                 BBVA Group NY, 0.61%, 7/26/11                   2,161,482
 3,087,832                                 BNP Paribas Bank NY, 0.38%, 11/8/10             3,087,832
 1,543,916                                 BNP Paribas Bank NY, 0.3%, 1/20/11              1,543,916
 3,087,832                                 Canadian Imperial Bank of Commerce NY,
                                           0.29%, 4/27/11                                  3,087,832
 1,543,916                                 DNB Nor Bank ASA NY, 0.27%, 11/10/10            1,543,916
 3,087,832                                 Nordea New York, 0.5%, 12/10/10                 3,087,832
 3,087,832                                 RoboBank Netherland NV NY,
                                           0.44%, 8/8/11                                   3,087,832
 3,087,832                                 Royal Bank of Canada NY, 0.26%, 1/21/11         3,087,832
 3,087,832                                 SocGen NY, 0.34%, 11/10/10                      3,087,832
 1,543,916                                 Svenska NY, 0.275%, 11/12/10                    1,543,916
                                                                                      --------------
28,408,054                                                                            $   28,408,054
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


42    Pioneer High Yield Fund | Annual Report | 10/31/10

------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                             Repurchase Agreements -- (continued)
                                             Commercial Paper:
$  1,852,699                                 American Honda Finance, 0.28%, 5/4/11      $    1,852,699
   1,241,334                                 American Honda Finance, 1.04%, 6/20/11          1,241,334
   1,135,502                                 Australia & New Zealand Banking Group,
                                             1.04%, 8/4/11                                   1,135,502
   3,149,835                                 Caterpillar Financial Services Corp.,
                                             1.04%, 6/24/11                                  3,149,835
   3,396,615                                 CBA, 0.31%, 1/3/11                              3,396,615
   2,160,645                                 CHARFD, 0.31%, 12/14/10                         2,160,645
   1,852,238                                 CLIPPR, 0.28%, 12/1/10                          1,852,238
   2,724,685                                 FAIRPP, 0.3%, 11/9/10                           2,724,685
   1,234,836                                 FASCO, 0.27%, 12/1/10                           1,234,836
   3,088,199                                 Federal Home Loan Bank, 0.37%, 6/1/11           3,088,199
   1,543,849                                 GE Corp., 0.34%, 1/26/11                        1,543,849
     308,612                                 General Electric Capital Corp.,
                                             0.37%, 6/6/11                                     308,612
   1,234,836                                 OLDLLC, 0.27%, 12/1/10                          1,234,836
   1,691,898                                 OLDLLC, 0.27%, 12/2/10                          1,691,898
   3,084,487                                 SEB, 0.0%, 2/7/11                               3,084,487
   1,542,971                                 SOCNAM, 0.0%, 1/14/11                           1,542,971
   1,543,487                                 SRCPP, 0.27%, 12/6/10                           1,543,487
   2,316,543                                 STRAIT, 0.25%, 12/8/10                          2,316,543
   1,543,082                                 TBLLC, 0.0%, 1/10/11                            1,543,082
   1,543,534                                 TBLLC, 0.27%, 12/2/10                           1,543,534
   3,087,832                                 Toyota Motor Credit Corp., 0.44%, 9/8/11        3,087,832
   1,881,123                                 VARFUN, 0.35%, 1/20/11                          1,881,123
   1,852,758                                 Wachovia, 0.39%, 3/22/11                        1,852,758
   1,236,110                                 Wachovia, 0.42%, 10/15/11                       1,236,110
   3,087,832                                 Westpac, 0.31%, 07/29/11                        3,087,832
                                                                                        --------------
                                                                                        $   49,335,542
------------------------------------------------------------------------------------------------------
                                             Tri-party Repurchase Agreements:
   8,248,896                                 Barclays Capital Markets,
                                             0.22%, 11/1/10                             $    8,248,894
   6,175,664                                 Deutsche Bank Securities, Inc.,
                                             0.21%, 11/1/10                                  6,175,664
   6,175,664                                 HSBC Bank USA NA, 0.22%, 11/1/10                6,175,664
   3,087,832                                 RBS Securities, Inc., 0.22%, 11/1/10            3,087,832
                                                                                        --------------
                                                                                        $   23,688,054
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    43

---------------------------------------------------------------------------------------------------
              Floating    S&P/Moody's
Shares        Rate (d)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                          Money Market Mutual Funds:
  3,087,832                               BlackRock Liquidity Temporary Cash Fund    $    3,087,832
  3,087,832                               Dreyfus Preferred Money Market Fund             3,087,832
  3,087,832                               Fidelity Prime Money Market Fund                3,087,832
                                                                                     --------------
                                                                                     $    9,263,496
                                                                                     --------------
                                          Total Securities Lending Collateral
                                          (Cost $110,695,146)                        $  110,695,146
---------------------------------------------------------------------------------------------------
                                          TOTAL TEMPORARY CASH INVESTMENTS
                                          (Cost $183,550,146)                        $  183,550,146
---------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENT IN SECURITIES -- 102.2%
                                          (Cost $2,660,004,409) (a)                  $2,886,603,594
---------------------------------------------------------------------------------------------------
                                          OTHER ASSETS AND
                                          LIABILITIES -- (2.2)%                      $  (63,073,775)
---------------------------------------------------------------------------------------------------
                                          TOTAL NET ASSETS -- 100.0%                 $2,823,529,819
===================================================================================================

*      Non-income producing security.


NR     Not rated by either S&P or Moody's.


WR     Withdrawn rating.


PIK    Represents a pay in kind security.


(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2010, the value of these securities amounted to $352,603,047 or 12.5% of total net assets.


** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.


(a) At October 31, 2010, the net unrealized loss on investments based on cost for federal income tax purposes of $2,671,229,352 was as follows:

           Aggregate gross unrealized gain for all investments in which there is
             an excess of value over tax cost                                       $339,669,482
           Aggregate gross unrealized loss for all investments in which there is
             an excess of tax cost over value                                       (124,295,240)
                                                                                    ------------
           Net unrealized gain                                                      $215,374,242
                                                                                    ============

The accompanying notes are an integral part of these financial statements.


44    Pioneer High Yield Fund | Annual Report | 10/31/10

(b)   At October 31, 2010, the following securities were out on loan:



--------------------------------------------------------------------------------------------
      Principal
      Amount ($)    Description                                                   Value
--------------------------------------------------------------------------------------------
      2,725,000     ABI Escrow Corp., 10.25%, 10/15/18                            $2,908,938
        491,000     Accuride Corp. , 9.5%, 8/1/18                                    535,190
      2,425,000     Alliance One International, Inc., 5.5%, 7/15/14 (144A)         2,788,750
      1,455,000     Allison Transmission, Inc., 11.0%, 11/1/15 (144A)              1,578,675
      2,678,000     Baldor Electric, 8.625%, 2/15/17                               2,858,765
      1,571,000     Bill Barrett Corp., 5.0%, 3/15/28                              1,602,420
      1,000,000     BWAY Holding Co., 10.0%, 6/15/18 (144A)                        1,090,000
      9,945,000     C&S Group Enterprise LLC, 8.375%, 5/1/17 (144A)                9,945,000
      1,000,000     CEVA Group Plc, 11.625%, 10/1/16                               1,082,500
      1,089,000     Coleman Cable, Inc., 9%, 2/15/18                               1,139,366
      2,423,000     CommScope, Inc., 3.25%, 7/1/15                                 3,174,130
      1,282,000     Cubist Pharmaceuticals, Inc., 2.25%, 6/15/13                   1,342,895
        240,000     Dollar Financial Corp., 2.875%, 6/30/27 (144A)                   229,500
      4,920,000     First Data Corp., 9.875%, 9/24/15                              4,157,400
        501,000     General Cable Corp., 7.125%, 4/1/17                              513,525
      1,680,000     HCA, Inc., 9.875%, 2/15/17                                     1,885,800
      3,749,250     Ineos Group Holdings Plc, 8.50%, 2/15/16 (144A)                3,411,818
      1,996,000     MannKind Corp., 3.75%, 12/15/13                                1,319,855
      1,780,000     Sabra Health Care LP/Sabra Capital Corp., 8.125%, 11/1/18      1,842,300
      1,050,000     Tesoro Corp., 6.625%, 11/1/15                                  1,060,500
     10,925,000     Yankee Acquisition Corp., 9.75%, 2/15/17                      11,389,313

The accompanying notes are an integral part of these financial statements.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    45

--------------------------------------------------------------------------------------------
     Shares        Description                                                 Value
--------------------------------------------------------------------------------------------
     1,259,600     Alliance One International, Inc. *                          $  5,567,432
        12,500     Annaly Capital Management, Inc.                                  221,375
        33,600     BE Aerospace, Inc. *                                           1,235,136
           900     CMS Energy Corp.                                                  16,547
        46,500     Commercial Vehicle Group, Inc. *                                 624,495
        91,200     ESCO Technologies, Inc.                                        3,126,336
         3,700     FMC Corp.                                                        270,470
        69,900     General Cable Corp.                                            1,953,006
         5,400     Geoeye, Inc. *                                                   239,058
       917,200     Georgia Gulf Corp. *                                          18,554,956
        10,600     International Game Technology                                    165,254
         1,800     Itron, Inc. *                                                     28,062
       172,100     J.C. Penney Co., Inc.                                          5,366,078
         4,900     Legg Mason, Inc.                                                  76,391
        39,800     NRG Energy, Inc. *                                               792,418
        24,000     Orbital Sciences Corp. *                                         389,760
       538,200     SandRidge Energy, Inc.                                         2,943,954
        50,700     Scientific Games Corp *                                          400,530
       206,500     Sonic Automotive, Inc.                                         2,254,980
         7,200     Starbucks Corp.                                                  205,056
       145,400     Texas Industries, Inc.                                         4,968,318
        95,100     Windstream Corp.                                               1,203,966
--------------------------------------------------------------------------------------------
                   Total                                                       $107,434,409
============================================================================================

(c)   Securities lending collateral is managed by Credit Suisse AG, New York
      Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e)   Security is in default and is non-income producing.

(f)   Security is fair valued by management (see Note A).

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2010 aggregated $1,046,527,116 and 1,507,482,697, respectively.

The accompanying notes are an integral part of these financial statements.


46    Pioneer High Yield Fund | Annual Report | 10/31/10

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of October 31, 2010, in valuing the Fund's assets:

---------------------------------------------------------------------------------------------------
                                        Level 1         Level 2          Level 3      Total
---------------------------------------------------------------------------------------------------
 Asset Backed Securities                $         --   $    2,177,960    $       --  $    2,177,960
 Collateralized Mortgage Obligations              --        1,652,935            --       1,652,935
 Corporate Bonds                                  --    1,408,249,032            --   1,408,249,032
 Convertible Corporate Bonds                      --      525,340,080            --     525,340,080
 Preferred Stocks                         14,591,470      105,240,457            --     119,831,927
 Municipal Bonds                                  --               --     1,047,000       1,047,000
 Senior Floating Rate Loan Interests              --      203,447,305     1,653,959     205,101,264
 Common Stocks                           439,458,552               --       194,698     439,653,250
 Temporary Cash Investments                       --      174,286,650            --     174,286,650
 Money Market Mutual Funds                 9,263,496               --            --       9,263,496
---------------------------------------------------------------------------------------------------
 Total                                  $463,313,518   $2,420,394,419    $2,895,657  $2,886,603,594
===================================================================================================
 Other Financial Instruments*           $         --   $           --    $       --  $           --
===================================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

------------------------------------------------------------------------------------------------
                                        Senior Floating
                                        Rate Loan         Common
                                        Interests         Stocks       Municipal      Total
------------------------------------------------------------------------------------------------
 Balance as of 10/31/09                 $  1,043,970            --             --     $1,043,970
 Realized gain (loss)                             --            --             --             --
 Change in unrealized appreciation
 (depreciation)1                             (20,484)            6             --        (20,478)
 Net purchases (sales)                    (1,022,082)           --             --     (1,022,082)
 Transfers in and out of Level 3*          1,652,555       194,692      1,047,000      2,894,247
------------------------------------------------------------------------------------------------
 Balance as of 10/31/10                 $  1,653,959      $194,698     $1,047,000     $2,895,657
================================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

*  Transfers are calculated on the date of transfer.

   Net change in unrealized appreciation (depreciation) of investments still
     held as of 10/31/10                                                                   $ (9)

The accompanying notes are an integral part of these financial statements.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    47

Statement of Assets and Liabilities | 10/31/10

ASSETS:
  Investment in securities (including securities loaned of $107,434,409)
   (cost $2,660,004,409)                                                     $2,886,603,594
  Cash                                                                           18,789,803
  Receivables --
   Investment securities sold                                                    20,427,225
   Fund shares sold                                                              13,926,741
   Dividends and interest                                                        37,050,311
   Due from Pioneer Investment Management, Inc.                                         789
   Unrealized appreciation on unfunded corporate loans                               37,753
  Other                                                                             185,784
-------------------------------------------------------------------------------------------
     Total assets                                                            $2,977,022,000
-------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                           $   32,015,095
   Fund shares repurchased                                                        7,637,711
   Dividends                                                                      2,257,722
   Upon return of securities loaned                                             110,695,146
  Due to affiliates                                                                 740,326
  Accrued expenses                                                                  146,181
-------------------------------------------------------------------------------------------
     Total liabilities                                                       $  153,492,181
-------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                            $2,852,696,460
  Undistributed net investment loss                                               3,306,127
  Accumulated net realized loss on investments                                 (259,109,706)
  Net unrealized gain on investments                                            226,636,938
-------------------------------------------------------------------------------------------
     Total net assets                                                        $2,823,529,819
===========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,584,197,814/160,309,988 shares)                       $         9.88
  Class B (based on $240,993,027/24,227,634 shares)                          $         9.95
  Class C (based on $599,656,008/59,698,194 shares)                          $        10.04
  Class R (based on $95,302,856/8,638,126 shares)                            $        11.03
  Class Y (based on $300,881,464/30,445,051 shares)                          $         9.88
  Class Z (based on $2,498,650/253,381 shares)                               $         9.86
MAXIMUM OFFERING PRICE:
  Class A ($9.88 [divided by] 95.5%)                                         $        10.35
===========================================================================================

The accompanying notes are an integral part of these financial statements.


48    Pioneer High Yield Fund | Annual Report | 10/31/10

Statement of Operations

For the Year Ended 10/31/10



INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $801)        $ 11,053,291
  Interest                                                  167,729,182
  Income from securities loaned, net                            419,265
-----------------------------------------------------------------------------------------
     Total investment income                                                 $179,201,738
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $ 17,387,985
  Transfer agent fees and expenses
   Class A                                                    1,560,700
   Class B                                                      614,423
   Class C                                                      659,865
   Class Y                                                       92,111
   Class R                                                       17,573
   Class Z                                                        4,011
  Distribution fees
   Class A                                                    3,532,123
   Class B                                                    3,019,739
   Class C                                                    5,966,816
   Class R                                                      516,836
  Shareholder communication expense                           2,826,877
  Administrative reimbursements                                 859,019
  Custodian fees                                                 70,904
  Registration fees                                             241,735
  Professional fees                                             169,639
  Printing expense                                              162,381
  Fees and expenses of nonaffiliated trustees                    92,884
  Miscellaneous                                                 330,973
-----------------------------------------------------------------------------------------
     Total expenses                                                          $ 38,126,594
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                         (2,275)
-----------------------------------------------------------------------------------------
     Net expenses                                                            $ 38,124,319
-----------------------------------------------------------------------------------------
       Net investment income                                                 $141,077,419
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on:
   Investments                                             $ 69,169,365
   Credit Default Swaps                                         364,861      $ 69,534,226
-----------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                             $275,821,780
   Unfunded Corporate loans                                     318,557      $276,140,337
-----------------------------------------------------------------------------------------
  Net gain on investments                                                    $345,674,563
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $486,751,982
=========================================================================================

The accompanying notes are an integral part of these financial statements.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    49

Statements of Changes in Net Assets

For the Years Ended 10/31/10 and 10/31/09, respectively



---------------------------------------------------------------------------------------------------------
                                                                    Year Ended           Year Ended
                                                                    10/31/10             10/31/09
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                               $    141,077,419     $    166,863,186
Net realized gain (loss) on investments                                   69,534,226         (311,435,025)
Change in net unrealized gain on investments                             276,140,337          949,634,539
---------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
     from operations                                                $    486,751,982     $    805,062,700
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.47 and $0.61 per share, respectively)                $    (72,460,963)    $    (89,468,028)
   Class B ($0.40 and $0.56 per share, respectively)                     (13,155,069)         (28,088,184)
   Class C ($0.41 and $0.58 per share, respectively)                     (26,280,574)         (40,305,401)
   Class R ($0.50 and $0.67 per share, respectively)                      (5,041,495)          (7,624,335)
   Class Y ($0.52 and $0.65 per share, respectively)                     (19,799,731)         (25,810,046)
   Class z ($0.50 and $0.65 per share, respectively)                         (96,374)             (50,842)
Net realized gain:
   Class A ($0.00 and $0.09 per share, respectively)                              --          (12,024,228)
   Class B ($0.00 and $0.09 per share, respectively)                              --           (4,927,662)
   Class C ($0.00 and $0.09 per share, respectively)                              --           (6,192,743)
   Class R ($0.00 and $0.09 per share, respectively)                              --             (941,525)
   Class Y ($0.00 and $0.09 per share, respectively)                              --           (3,391,108)
   Class Z ($0.00 and $0.09 per share, respectively)                              --               (5,411)
---------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                             $   (136,834,206)    $   (218,829,513)
---------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                    $  1,255,562,665     $  1,120,458,805
Reinvestment of distributions                                            100,904,604     $    154,342,860
Cost of shares repurchased                                            (1,772,142,556)    $ (1,105,819,266)
---------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     fund share transactions                                        $   (415,675,287)    $    168,982,399
---------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                            $    (65,757,511)    $    755,215,586
NET ASSETS:
Beginning of year                                                      2,889,287,330        2,134,071,744
---------------------------------------------------------------------------------------------------------
End of year                                                         $  2,823,529,819     $  2,889,287,330
---------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income    $      3,306,127     $    (11,431,441)
---------------------------------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.


50    Pioneer High Yield Fund | Annual Report | 10/31/10

---------------------------------------------------------------------------------------------------------
                                     '10 Shares       '10 Amount             '09 Shares      '09 Amount
---------------------------------------------------------------------------------------------------------
Class A
Shares sold                            94,387,088     $ 877,116,917           99,829,912     $681,835,019
Reinvestment of distributions           6,324,973        58,563,561           11,760,768       80,595,618
Less shares repurchased              (101,272,169)     (929,363,807)         (84,521,880)    (584,125,579)
---------------------------------------------------------------------------------------------------------
   Net increase                          (560,108)    $   6,316,671           27,068,800     $178,305,058
=========================================================================================================
Class B
Shares sold                             1,522,607     $  14,269,679            4,614,511     $ 30,519,474
Reinvestment of distributions             976,587         9,065,983            2,831,923       19,119,535
Less shares repurchased               (21,378,104)     (198,746,483)         (18,728,332)    (132,206,352)
---------------------------------------------------------------------------------------------------------
   Net decrease                       (18,878,910)    $(175,410,821)         (11,281,898)    $(82,567,343)
=========================================================================================================
Class C
Shares sold                            16,824,613     $ 159,998,328           24,074,469     $159,613,308
Reinvestment of distributions           1,841,206        17,299,864            4,168,622       28,797,538
Less shares repurchased               (29,726,359)     (278,242,994)         (25,652,386)    (175,055,921)
---------------------------------------------------------------------------------------------------------
   Net increase (decrease)            (11,060,540)    $(100,944,802)           2,590,705     $ 13,354,925
=========================================================================================================
Class R
Shares sold                             1,938,602     $  19,998,238            5,177,337     $ 40,540,262
Reinvestment of distributions             467,649         4,816,792            1,055,590        8,080,989
Less shares repurchased                (6,125,755)      (62,993,476)          (3,956,843)     (31,508,458)
---------------------------------------------------------------------------------------------------------
   Net increase (decrease)             (3,719,504)    $ (38,178,446)           2,276,084     $ 17,112,793
=========================================================================================================
Class Y
Shares sold                            19,675,595     $ 181,904,792           28,310,480     $206,797,888
Reinvestment of distributions           1,202,048        11,098,350            2,607,357       17,722,878
Less shares repurchased               (32,748,053)     (301,428,450)         (24,884,401)    (182,617,089)
---------------------------------------------------------------------------------------------------------
   Net increase (decrease)            (11,870,410)    $(108,425,308)           6,033,436     $ 41,903,677
=========================================================================================================
Class Z
Shares sold                               246,206     $   2,274,711              153,927     $  1,152,854
Reinvestment of distributions               6,455            60,054                3,747           26,302
Less shares repurchased                  (149,462)       (1,367,346)             (42,673)        (305,858)
---------------------------------------------------------------------------------------------------------
   Net increase                           103,199     $     967,419              115,001     $    873,298
=========================================================================================================


The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/10    51

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                                     Year         Year         Year        Year         Year
                                                                     Ended        Ended        Ended       Ended        Ended
                                                                     10/31/10     10/31/09     10/31/08    10/31/07     10/31/06
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                 $     8.69   $     6.99   $   11.51   $    11.13   $    11.18
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                               $     0.49   $     0.54   $    0.56   $     0.50   $     0.55
 Net realized and unrealized gain (loss) on investments                    1.17         1.87       (3.98)        0.88         0.49
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                 $     1.66   $     2.41   $   (3.42)  $     1.38   $     1.04
Distributions to shareowners:
 Net investment income                                                    (0.47)       (0.61)     (0.53)        (0.51)       (0.57)
 Net realized gain                                                           --        (0.09)     (0.57)        (0.49)       (0.52)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $     1.19   $     1.70   $   (4.52)  $     0.38   $    (0.05)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $     9.88   $     8.69   $    6.99   $    11.51   $    11.13
==================================================================================================================================
Total return*                                                             19.66%       37.79%    (32.18)%       13.10%        9.98%
Ratio of net expenses to average net assets+                               1.18%        1.25%      1.20%         1.10%        1.11%
Ratio of net investment income to average net assets+                      5.28%        7.41%      5.63%         4.50%        5.02%
Portfolio turnover rate                                                      20%          45%        29%           27%          19%
Net assets, end of period (in thousands)                             $1,584,198   $1,398,692   $935,580    $1,789,612   $2,192,694
Ratios with no waiver of fees by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                              1.18%        1.25%      1.20%         1.10%        1.11%
 Net investment income                                                     5.28%        7.41%      5.63%         4.50%        5.02%
Ratios with waiver of fees by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                              1.18%        1.25%      1.20%         1.10%        1.10%
 Net investment income                                                     5.28%        7.41%      5.63%         4.50%        5.03%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


52  Pioneer High Yield Fund | Annual Report | 10/31/10

----------------------------------------------------------------------------------------------------------------------------------
                                                                     Year         Year         Year         Year        Year
                                                                     Ended        Ended        Ended        Ended       Ended
                                                                     10/31/10     10/31/09     10/31/08     10/31/07    10/31/06
----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                 $   8.74     $   7.03     $  11.56     $  11.18    $    11.22
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                               $   0.40     $   0.48     $   0.49     $   0.42    $     0.47
 Net realized and unrealized gain (loss) on investments                  1.21         1.89        (3.99)        0.88          0.50
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                 $   1.61     $   2.37     $  (3.50)    $   1.30    $     0.97
Distributions to shareowners:
 Net investment income                                                  (0.40)       (0.56)       (0.46)       (0.43)        (0.49)
 Net realized gain                                                         --        (0.09)       (0.57)       (0.49)        (0.52)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $   1.21     $   1.71     $  (4.53)    $   0.38    $    (0.04)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $   9.95     $   8.74     $   7.03     $  11.56    $    11.18
==================================================================================================================================
Total return*                                                           18.83%       36.89%      (32.72)%      12.23%         9.25%
Ratio of net expenses to average net assets+                             1.96%        2.04%        1.91%        1.86%         1.84%
Ratio of net investment income to average net assets+                    4.52%        6.84%        4.90%        3.75%         4.30%
Portfolio turnover                                                         20%          45%          29%          27%           19%
Net assets, end of period (in thousands)                             $240,993     $376,790     $382,124     $813,963    $1,063,908
Ratios with no waiver of fees by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                            1.96%        2.04%        1.91%        1.86%         1.84%
 Net investment income                                                   4.52%        6.84%        4.90%        3.75%         4.30%
Ratios with waiver of fees by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                            1.96%        2.04%        1.90%        1.85%         1.83%
 Net investment income                                                   4.52%        6.84%        4.91%        3.76%         4.31%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


                          Pioneer High Yield Fund | Annual Report | 10/31/10  53

----------------------------------------------------------------------------------------------------------------------------------
                                                                     Year         Year         Year         Year        Year
                                                                     Ended        Ended        Ended        Ended       Ended
                                                                     10/31/10     10/31/09     10/31/08     10/31/07    10/31/06
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                 $   8.83     $   7.10     $  11.68     $  11.28    $    11.32
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                               $   0.42     $   0.49     $   0.50     $   0.43    $     0.48
 Net realized and unrealized gain (loss) on investments                  1.20         1.91        (4.05)        0.90          0.50
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                 $   1.62     $   2.40     $  (3.55)    $   1.33    $     0.98
Distributions to shareowners:
 Net investment income                                                  (0.41)       (0.58)       (0.46)       (0.44)        (0.50)
 Net realized gain                                                         --        (0.09)       (0.57)       (0.49)        (0.52)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $   1.21     $   1.73     $  (4.58)    $   0.40    $    (0.04)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  10.04     $   8.83     $   7.10     $  11.68    $    11.28
==================================================================================================================================
Total return*                                                           18.79%       37.01%      (32.78)%      12.35%         9.22%
Ratio of net expenses to average net assets+                             1.88%        1.98%        1.89%        1.85%         1.82%
Ratio of net investment income to average net assets+                    4.60%        6.78%        4.94%        3.76%         4.33%
Portfolio turnover rate                                                    20%          45%          29%          27%           19%
Net assets, end of period (in thousands)                             $599,656     $624,726     $483,992     $964,063    $1,247,550
Ratios with no waiver of fees by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                            1.88%        1.98%        1.89%        1.85%         1.82%
 Net investment income                                                   4.60%        6.78%        4.94%        3.76%         4.33%
Ratios with waiver of fees by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                            1.88%        1.98%        1.89%        1.85%         1.81%
 Net investment income                                                   4.60%        6.78%        4.94%        3.76%         4.34%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


54  Pioneer High Yield Fund | Annual Report | 10/31/10

----------------------------------------------------------------------------------------------------------------------------------
                                                                     Year         Year          Year        Year        Year
                                                                     Ended        Ended         Ended       Ended       Ended
                                                                     10/31/10     10/31/09      10/31/08    10/31/07    10/31/06
----------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                 $   9.70     $   7.79      $ 12.74     $ 12.28     $ 12.29
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                               $   0.49     $   0.58      $  0.60     $  0.53     $  0.56
 Net realized and unrealized gain (loss) on investments                  1.34         2.09        (4.42)       0.96        0.56
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                 $   1.83     $   2.68      $ (3.82)    $  1.49     $  1.12
Distributions to shareowners:
 Net investment income                                                  (0.50)       (0.67)       (0.56)      (0.54)      (0.61)
 Net realized gain                                                         --        (0.09)       (0.57)      (0.49)      (0.52)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $   1.33     $   1.91      $ (4.95)    $  0.46     $ (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  11.03     $   9.70      $  7.79     $ 12.74     $ 12.28
==================================================================================================================================
Total return*                                                           19.32%       37.73%      (32.36)%     12.76%       9.67%
Ratio of net expenses to average net assets+                             1.49%        1.47%        1.47%       1.34%       1.45%
Ratio of net investment income to average net assets+                    5.00%        7.23%        5.44%       4.24%       4.60%
Portfolio turnover rate                                                    20%          45%          29%         27%         19%
Net assets, end of period (in thousands)                             $ 95,303     $119,846      $78,537     $98,353     $54,188
Ratios with no waiver of fees by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                            1.49%        1.47%        1.47%       1.34%       1.45%
 Net investment income                                                   5.00%        7.23%        5.44%       4.24%       4.60%
Ratios with waiver of fees by the Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                            1.49%        1.47%        1.47%       1.34%       1.45%
 Net investment income                                                   5.00%        7.23%        5.44%       4.24%       4.60%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


                          Pioneer High Yield Fund | Annual Report | 10/31/10  55

--------------------------------------------------------------------------------------------------------------------------------
                                                                      Year         Year        Year         Year        Year
                                                                      Ended        Ended       Ended        Ended       Ended
                                                                      10/31/10     10/31/09    10/31/08     10/31/07    10/31/06
--------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                  $   8.69     $   6.99    $  11.48     $  11.11    $  11.16
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                $   0.51     $   0.57    $   0.60     $   0.55    $   0.59
 Net realized and unrealized gain (loss) on investments                   1.19         1.87       (3.95)        0.87        0.49
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                  $   1.70     $   2.44    $  (3.35)    $   1.42    $   1.08
Distributions to shareowners:
 Net investment income                                                   (0.51)       (0.65)      (0.57)       (0.56)      (0.61)
 Net realized gain                                                          --        (0.09)      (0.57)       (0.49)      (0.52)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $   1.19     $   1.70    $  (4.49)    $   0.37    $  (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   9.88     $   8.69    $   6.99     $  11.48    $  11.11
================================================================================================================================
Total return*                                                            20.16%       38.59%     (31.79)%      13.48%      10.43%
Ratio of net expenses to average net assets+                              0.79%        0.78%       0.76%        0.71%       0.68%
Ratio of net investment income to average net assets+                     5.67%        7.95%       6.15%        4.88%       5.39%
Portfolio turnover rate                                                     20%          45%         29%          27%         19%
Net assets, end of period (in thousands)                              $300,881     $367,933    $253,593     $317,661    $265,107
Ratios with no waiver of fees by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                             0.79%        0.78%       0.76%        0.71%       0.68%
 Net investment income                                                    5.67%        7.95%       6.15%        4.88%       5.39%
Ratios with waiver of fees by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                             0.79%        0.78%       0.76%        0.71%       0.68%
 Net investment income                                                    5.67%        7.95%       6.15%        4.88%       5.39%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


56  Pioneer High Yield Fund | Annual Report | 10/31/10

--------------------------------------------------------------------------------------------------------------------------------
                                                                             Year          Year         Year
                                                                             Ended         Ended        Ended          7/6/07 to
                                                                             10/31/10      10/31/09     10/31/08       10/31/07 (a)
--------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                         $ 8.65        $ 7.01       $ 11.51        $11.42
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                       $ 0.53        $ 0.58       $  0.60        $ 0.17
 Net realized and unrealized gain (loss) on investments                        1.18          1.80         (3.95)         0.09
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                         $ 1.71        $ 2.38       $ (3.35)       $ 0.26
Distributions to shareowners:
 Net investment income                                                        (0.50)        (0.65)        (0.58)        (0.17)
 Net realized gain                                                               --         (0.09)        (0.57)           --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                   $ 1.21        $ 1.64       $ (4.50)       $ 0.09
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 9.86        $ 8.65       $   7.01       $11.51
================================================================================================================================
Total return*                                                                 20.35%        37.48%       (31.76)%        2.35%(b)
Ratio of net expenses to average net assets+                                   0.85%         0.85%         0.85%         0.67%**
Ratio of net investment income to average net assets+                          5.60%         7.49%         6.34%         4.92%**
Portfolio turnover rate                                                          20%           45%           29%           27%(b)
Net assets, end of period (in thousands)                                     $2,499        $1,300       $   247        $  101
Ratios with no waiver of fees by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  0.98%         0.98%         1.02%         0.67%**
 Net investment income                                                         5.47%         7.36%         6.17%         4.92%**
Ratios with waiver of fees by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  0.85%         0.85%         0.85%         0.67%**
 Net investment income                                                         5.60%         7.49%         6.34%         4.92%**
================================================================================================================================

(a) Class Z shares were first publicly offered on July 6, 2007.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


                          Pioneer High Yield Fund | Annual Report | 10/31/10  57

Notes to Financial Statements | 10/31/10


1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund), a Delaware statutory trust, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus


58    Pioneer High Yield Fund | Annual Report | 10/31/10
contains unaudited information regarding the Fund's principal risks. Please refer to that documents when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Fund may also use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange


                        Pioneer High Yield Fund | Annual Report | 10/31/10    59
   prices. At October 31, 2010 3 securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services representing) 0.1% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its share-owners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 2010, The Fund had a net capital loss carryforward of $255,741,539 of which the following amounts will expire between 2011 and 2017 if not utilized: $884,417 in 2011 and $254,857,122 in 2017.


60    Pioneer High Yield Fund | Annual Report | 10/31/10

   At October 31, 2010, the Fund reclassified $10,494,355 to increase undistributed net investment income and $10,494,355 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax-basis.

   The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 was as follows:

--------------------------------------------------------------------------------
                                                  2010                      2009
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                        $136,834,206              $191,293,201
   Long-term capital gain                           --                27,536,312
--------------------------------------------------------------------------------
      Total                               $136,834,206              $218,829,513
================================================================================

   The following shows the components of distributable earnings on a federal income tax-basis at October 31, 2010:

--------------------------------------------------------------------------------
                                                                           2010
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                   $ 13,420,625
   Capital loss carryforward                                       (255,741,539)
   Current year dividend payable                                     (2,257,722)
   Unrealized appreciation                                          215,411,995
--------------------------------------------------------------------------------
      Total                                                        $(29,166,641)
================================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, interest accruals on preferred stocks, adjustments relating to catastrophe bonds, and interest on defaulted bonds.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (Uni-Credit), earned $115,639 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2010.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund,


                        Pioneer High Yield Fund | Annual Report | 10/31/10    61
   respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
   Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the


62    Pioneer High Yield Fund | Annual Report | 10/31/10
   borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G. Credit Default Swap Agreements

   A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the Fund or to hedge the risk of default on portfolio securities. When the Fund is a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

   When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

   The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

   Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    63

Notes to Financial Statements | 10/31/10


   The Fund had no credit default swap contracts in the portfolio at October 31, 2010.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the year ended October 31, 2010, the effective management fee was equivalent to 0.47% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. This expense limitation is in effect through March 1, 2012 for Class Z shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $152,260 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2010.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2010, such out-of-pocket expenses by class of shares were as follows:


64    Pioneer High Yield Fund | Annual Report | 10/31/10

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $1,687,074
Class B                                                                  192,485
Class C                                                                  417,127
Class R                                                                  281,746
Class Y                                                                  247,454
Class Z                                                                      991
--------------------------------------------------------------------------------
    Total                                                             $2,826,877
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $439,233 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2010.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $148,833 in distribution fees payable to PFD at October 31, 2010.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any


                        Pioneer High Yield Fund | Annual Report | 10/31/10    65

CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2010, CDSCs in the amount of $268,178 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended October 31, 2010, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund has a $100 million committed, unsecured revolving line of credit facility. The Fund may borrow up to the lesser of $100 million or the limit set for borrowings by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the Federal Funds Rate as in effect on that day, plus 1.25% on an annualized basis or the overnight London Interbank Offered Rate (LIBOR) as in effect on that day plus 1.25% on an annualized basis. The Fund pays a quarterly commitment fee for this facility.

For the year ended October 31, 2010, the average daily amount of borrowings outstanding during the period was $3,342,510. The related weighted average annualized interest rate for the period was 1.49%, and the total interest expense on such borrowings was $101,035. As of October 31, 2010, there were no borrowings outstanding.

7. Unfunded Loan Commitments

As of October 31, 2010, the fund had unfunded loan commitments of approximately $4,287,753 (excluding unrealized appreciation on those commitments of $37,753 as of October 31, 2010) which could be extended at the option of the borrower, pursuant to the following loan agreements:



-----------------------------------------------------------------------------------------
                                                                              Net
                                                                              Unrealized
Loan                                  Shares       Cost         Value         Gain
-----------------------------------------------------------------------------------------
Reynolds Group Holdings, Ltd.,
  Incremental Tranche D Term Loan     4,250,000    $4,250,000   $4,287,753    $37,753
-----------------------------------------------------------------------------------------
  Total                                                                       $37,753
=========================================================================================


66    Pioneer High Yield Fund | Annual Report | 10/31/10

In addition, the Fund had the following bridge Loan commitments outstanding as of October 31, 2010:

---------------------------------------------------------------------------------------------------------
                                                                                              Net
                                                                                              Unrealized
Loans                                      Shares           Cost             Value            Gain
---------------------------------------------------------------------------------------------------------
MedAssets, Inc., Bridge Loan, 9/20/11      $10,690,760      $10,690,760      $10,690,760      $--
---------------------------------------------------------------------------------------------------------
PAETEC Holding Corp., Senior Secured
  Bridge Facility Loan, 3/12/11              8,300,000        8,300,000        8,300,000       --
---------------------------------------------------------------------------------------------------------
  Total                                                                                       $--
=========================================================================================================

8. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    67

Report of Independent Registered Public Accounting Firm


To the Board of Trustees and the Shareowners of
Pioneer High Yield Fund
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer High Yield Fund (the "Fund"), including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
December 28, 2010


68    Pioneer High Yield Fund | Annual Report | 10/31/10

ADDITIONAL INFORMATION (unaudited)


The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 73.49% and 0.0%, respectively.


                        Pioneer High Yield Fund | Annual Report | 10/31/10    69

Trustees, Officers and Service Providers


Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 57 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


70    Pioneer High Yield Fund | Annual Report | 10/31/10

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held           Length of Service                                             Other Directorships
Name and Age              with the Fund           and Term of Office        Principal Occupation                Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*  Chairman of the Board,  Trustee since 1999.       Non-Executive Chairman and a        None
                          Trustee and President   Serves until a successor  director of Pioneer Investment
                                                  trustee is elected or     Management USA Inc. ("PIM-USA");
                                                  earlier retirement or     Chairman and a director of Pioneer;
                                                  removal.                  Chairman and Director of Pioneer
                                                                            Institutional Asset Management,
                                                                            Inc. (since 2006); Director of
                                                                            Pioneer Alternative Investment
                                                                            Management Limited (Dublin);
                                                                            President and a director of Pioneer
                                                                            Alternative Investment Management
                                                                            (Bermuda) Limited and affiliated
                                                                            funds; Deputy Chairman and a
                                                                            director of Pioneer Global Asset
                                                                            Management S.p.A. ("PGAM") (until
                                                                            April 2010); Director of PIOGLOBAL
                                                                            Real Estate Investment Fund
                                                                            (Russia) (until June 2006);
                                                                            Director of Nano-C, Inc. (since
                                                                            2003); Director of Cole Management
                                                                            Inc. (since 2004); Director of
                                                                            Fiduciary Counseling, Inc.;
                                                                            President and Director of Pioneer
                                                                            Funds Distributor, Inc. ("PFD")
                                                                            (until May 2006); President of all
                                                                            of the Pioneer Funds; and Of
                                                                            Counsel, Wilmer Cutler Pickering
                                                                            Hale and Dorr LLP



------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (52)* Trustee and Executive   Trustee since 2007.       Director, CEO and President of      None
                          Vice President          Serves until a successor  PIM-USA (since February 2007);
                                                  trustee is elected or     Director and President of Pioneer
                                                  earlier retirement or     and Pioneer Institutional Asset
                                                  removal.                  Management, Inc. (since February
                                                                            2007); Executive Vice President of
                                                                            all of the Pioneer Funds (since
                                                                            March 2007); Director of PGAM (2007
                                                                            - 2010); Head of New Europe
                                                                            Division, PGAM (2000 - 2005); and
                                                                            Head of New Markets Division, PGAM
                                                                            (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


                          Pioneer High Yield Fund | Annual Report | 10/31/10  71

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held    Length of Service         Principal Occupation During      Other Directorships
Name and Age         with the Fund    and Term of Office        Past Five Years                  Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)   Trustee          Trustee since 2005.       Interim Chief Executive          Director of Enterprise
                                      Serves until a successor  Officer, Oxford Analytica,       Community Investment, Inc.
                                      trustee is elected or     Inc. (privately held research    (privately held affordable
                                      earlier retirement or     and consulting company) (2010    housing finance company) (1985
                                      removal.                  - present); Managing Partner,    - present); Director of Oxford
                                                                Federal City Capital Advisors    Analytica, Inc. (2008 -
                                                                (corporate advisory services     present); and Director of New
                                                                company) (1997 - 2004 and 2008   York Mortgage Trust (publicly
                                                                - present); Executive Vice       traded mortgage REIT) (2004 -
                                                                President and Chief Financial    2009)
                                                                Officer, I-trax, Inc.
                                                                (publicly traded health care
                                                                services company) (2004 -
                                                                2007); and Executive Vice
                                                                President and Chief Financial
                                                                Officer, Pedestal Inc.
                                                                (internet-based mortgage
                                                                trading company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)    Trustee          Trustee since 1999.        President, Bush International,  Director of Marriott
                                      Serves until a successor   LLC (international financial    International, Inc. (2008 -
                                      trustee is elected or      advisory firm) (1991 -          present); Director of Discover
                                      earlier retirement or      present); Managing Director,    Financial Services (credit
                                      removal.                   Federal Housing Finance Board   card issuer and electronic
                                                                 (oversight of Federal Home      payment services) (2007 -
                                                                 Loan Bank system) (1989 -       present); Former Director of
                                                                 1991); Vice President and Head  Briggs & Stratton Co. (engine
                                                                 of International Finance,       manufacturer) (2004 - 2009);
                                                                 Federal National Mortgage       Director of UAL Corporation
                                                                 Association (1988 - 1989);      (airline holding company)
                                                                 U.S. Alternate Executive        (2006 - present); Director of
                                                                 Director, International         ManTech International
                                                                 Monetary Fund (1984 - 1988);    Corporation (national
                                                                 Executive Assistant to Deputy   security, defense, and
                                                                 Secretary of the U.S.           intelligence technology firm)
                                                                 Treasury, U.S. Treasury         (2006 - present); Member,
                                                                 Department (1982 - 1984); and
                                                                 Vice President and Team Leader
                                                                 in Corporate Banking, Bankers
                                                                 Trust Co. (1976 - 1982)
------------------------------------------------------------------------------------------------------------------------------------


72  Pioneer High Yield Fund | Annual Report | 10/31/10

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held    Length of Service         Principal Occupation During      Other Directorships
Name and Age              with the Fund    and Term of Office        Past Five Years                  Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62) (continued)                                                                         Board of Governors, Investment
                                                                                                      Company Institute (2007 -
                                                                                                      present); Former Director of
                                                                                                      Brady Corporation (2000 -
                                                                                                      2007); Former Director of
                                                                                                      Mortgage Guaranty Insurance
                                                                                                      Corporation (1991 - 2006);
                                                                                                      Former Director of Millennium
                                                                                                      Chemicals, Inc. (commodity
                                                                                                      chemicals) (2002 - 2005);
                                                                                                      Former Director, R.J. Reynolds
                                                                                                      Tobacco Holdings, Inc.
                                                                                                      (tobacco) (1999 - 2005); and
                                                                                                      Former Director of Texaco,
                                                                                                      Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (66) Trustee          Trustee since 2008.       William Joseph Maier Professor   Trustee, Mellon Institutional
                                           Serves until a successor  of Political Economy, Harvard    Funds Investment Trust and
                                           trustee is elected or     University (1972 - present)      Mellon Institutional Funds
                                           earlier retirement or                                      Master Portfolio (oversaw 17
                                           removal.                                                   portfolios in fund complex)
                                                                                                      (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------


                          Pioneer High Yield Fund | Annual Report | 10/31/10  73

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held    Length of Service         Principal Occupation During      Other Directorships
Name and Age              with the Fund    and Term of Office        Past Five Years                  Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (63) Trustee          Trustee since 1999.       Founding Director, Vice          None
                                           Serves until a successor  President and Corporate
                                           trustee is elected or     Secretary, The Winthrop Group,
                                           earlier retirement or     Inc. (consulting firm) (1982 -
                                           removal.                  present); Desautels Faculty of
                                                                     Management, McGill University
                                                                     (1999 - present); and Manager
                                                                     of Research Operations and
                                                                     Organizational Learning,
                                                                     Xerox PARC, Xerox's Advance
                                                                     Research Center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)      Trustee          Trustee since 2006.       Chairman and Chief Executive     Director, Broadridge Finan-
                                           Serves until a successor  Officer, Quadriserv, Inc.        cial Solutions, Inc. (investor
                                           trustee is elected or     (technol- ogy products for       communications and securities
                                           earlier retirement or     securities lending industry)     processing provider for
                                           removal.                  (2008 - present); Private        financial services industry)
                                                                     investor (2004 - 2008); and      (2009 - present); and
                                                                     Senior Executive Vice            Director, Quadriserv, Inc.
                                                                     President, The Bank of New       (2005 - present)
                                                                     York (financial and securities
                                                                     services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)  Trustee          Trustee since 1999.       President and Chief Executive    Director of New America High
                                           Serves until a successor  Officer, Newbury, Piret &        Income Fund, Inc. (closed-end
                                           trustee is elected or     Company, Inc. (investment        investment company) (2004 -
                                           earlier retirement or     banking firm) (1981 - present)   present); and Member, Board of
                                           removal.                                                   Governors, Investment Company
                                                                                                      Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)      Trustee          Trustee since 1999.       Senior Counsel, Sullivan &       Director, The Swiss Helvetia
                                           Serves until a successor  Cromwell LLP (law firm) (1998    Fund, Inc. (closed-end
                                           trustee is elected or     - present); and Partner,         investment company); and
                                           earlier retirement or     Sullivan & Cromwell LLP (prior   Director, AMVESCAP, PLC
                                           removal.                  to 1998)                         (investment manager)
                                                                                                      (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------------


74  Pioneer High Yield Fund | Annual Report | 10/31/10

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                             Position Held         Length of Service                                        Other Directorships
Name and Age                 with the Fund         and Term of Office      Principal Occupation             Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45)   Secretary             Since 2010. Serves at   Vice President and Associate     None
                                                   the discretion of the   General Counsel of Pioneer
                                                   Board.                  since January 2008 and
                                                                           Secretary of all of the
                                                                           Pioneer Funds since June 2010;
                                                                           Assistant Secretary of all of
                                                                           the Pioneer Funds from
                                                                           September 2003 to May 2010;
                                                                           and Vice President and Senior
                                                                           Counsel of Pioneer from July
                                                                           2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)       Assistant Secretary   Since 2010. Serves at   Fund Governance Director of      None
                                                   the discretion of the   Pioneer since December 2006
                                                   Board.                  and Assistant Secretary of all
                                                                           the Pioneer Funds since June
                                                                           2010; Manager -- Fund
                                                                           Governance of Pioneer from
                                                                           December 2003 to November
                                                                           2006; and Senior Paralegal of
                                                                           Pioneer from January 2000 to
                                                                           November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (47)            Assistant Secretary   Since 2010. Serves at   Counsel of Pioneer since June    None
                                                   the discretion of the   2007 and Assistant Secretary
                                                   Board.                  of all the Pioneer Funds since
                                                                           June 2010; and Vice President
                                                                           and Counsel at State Street
                                                                           Bank from October 2004 to June
                                                                           2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer             Since 2008. Serves at   Vice President -- Fund           None
                                                   the discretion of the   Accounting, Administration and
                                                   Board.                  Controllership Services of
                                                                           Pioneer; and Treasurer of all
                                                                           of the Pioneer Funds since
                                                                           March 2008; Deputy Treasurer
                                                                           of Pioneer from March 2004 to
                                                                           February 2008; Assistant
                                                                           Treasurer of all of the
                                                                           Pioneer Funds from March 2004
                                                                           to February 2008; and
                                                                           Treasurer and Senior Vice
                                                                           President, CDC IXIS Asset
                                                                           Management Services, from 2002
                                                                           to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant Treasurer   Since 2000. Serves at   Assistant Vice President --      None
                                                   the discretion of the   Fund Accounting,
                                                   Board.                  Administration and
                                                                           Controllership Services of
                                                                           Pioneer; and Assistant
                                                                           Treasurer of all of the
                                                                           Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)           Assistant Treasurer   Since 2002. Serves at   Fund Accounting Manager --       None
                                                   the discretion of the   Fund Accounting,
                                                   Board.                  Administration and
                                                                           Controllership Services of
                                                                           Pioneer; and Assistant
                                                                           Treasurer of all of the
                                                                           Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------


                          Pioneer High Yield Fund | Annual Report | 10/31/10  75

------------------------------------------------------------------------------------------------------------------------------------
                             Position Held         Length of Service                                        Other Directorships
Name and Age                 with the Fund         and Term of Office      Principal Occupation             Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)        Assistant Treasurer   Since 2009. Serves at   Fund Administration Manager --   None
                                                   the discretion of the   Fund Accounting,
                                                   Board.                  Administration and
                                                                           Controllership Services since
                                                                           November 2008; Assistant
                                                                           Treasurer of all of the
                                                                           Pioneer Funds since January
                                                                           2009; and Client Service
                                                                           Manager -- Institutional
                                                                           Investor Services at State
                                                                           Street Bank from March 2003 to
                                                                           March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)         Chief Compliance      Since 2010. Serves at   Chief Compliance Officer of      None
                             Officer               the discretion of the   Pioneer and of all the Pioneer
                                                   Board.                  Funds since March 2010;
                                                                           Director of Adviser and
                                                                           Portfolio Compliance at
                                                                           Pioneer since October 2005;
                                                                           and Senior Compliance Officer
                                                                           for Columbia Management
                                                                           Advisers, Inc. from October
                                                                           2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------


76  Pioneer High Yield Fund | Annual Report | 10/31/10

How to Contact Pioneer


We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: www.pioneerinvestments.com




This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $45,486 in 2010 and approximately $43,800 in 2009.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2010 or 2009.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $45,486 in 2010 and approximately $43,800 in 2009.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other services provided to the Fund during the fiscal years ended October 31, 2010 and 2009.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Funds audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2010 and 2009, there were no services provided to an affiliate that required the Funds audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2010 and $8,290 in 2009.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 30, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 30, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date December 30, 2010

* Print the name and title of each signing officer under his or her signature.